UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4098

Name of Registrant: Vanguard Chester Funds

Address of Registrant:
P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:
Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: September 30

Date of reporting period: October 1, 2010 – September 30, 2011

Item 1: Reports to Shareholders

Annual Report | September 30, 2011
Vanguard PRIMECAP Fund

> Vanguard PRIMECAP Fund returned about –1% in the 2011 fiscal year, trailing the return of the benchmark Standard & Poor’s 500 Index but slightly exceeding the average return of peer funds.

> The fund had disappointing results in information technology, its largest sector, but benefited from the advisor’s stock selections in health care and from having minimal exposure to the troubled financial sector.

> The fund remained significantly ahead of its comparative standards in performance for the decade ended September 30, 2011.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	8
Fund Profile.	11
Performance Summary.	12
Financial Statements.	14
Your Fund’s After-Tax Returns.	26
About Your Fund’s Expenses.	27
Trustees Approve Advisory Agreement.	29
Glossary.	30

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.)

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011

Total
Returns
Vanguard PRIMECAP Fund
Investor Shares	-1.23%
Admiral™ Shares	-1.14
S&P 500 Index	1.14
Multi-Cap Growth Funds Average	-1.49
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Fund
Investor Shares	$60.36	$58.46	$0.614	$0.671
Admiral Shares	62.65	60.69	0.683	0.696

Chairman’s Letter

Dear Shareholder,

Vanguard PRIMECAP Fund, like the broad U.S. stock market, had solid results in the first half of the fiscal year, but then retreated in the second half amid intensifying concerns about the economic outlook, both domestically and internationally.

For the 12 months ended September 30, 2011, the fund returned –1.23% for Investor Shares and –1.14% for Admiral Shares. Though the returns trailed the return of the benchmark Standard & Poor’s 500 Index, which notched a gain of about 1%, they slightly exceeded the average return of multi-capitalization growth funds.

Although the returns of the fund and its comparative standards didn’t differ greatly for the past year, the longer-term record shows a significant divergence—to the benefit of the fund’s shareholders. You can see that record in the table on page 5.

One major source of that divergence is the distinctive investment strategy of the fund’s advisor, PRIMECAP Management Company. The managers are willing to concentrate assets where they believe opportunity exists. Perhaps the most notable examples of this approach are their outsized investments in information technology and health care.

The fund’s strategy has been rewarding over the long term, but it can lead to significant year-to-year variations in performance. Indeed, we saw marked variation within the past fiscal year. Through the first six months, the fund’s technology stocks turned in impressive gains amid optimism that business investment was set to pick up. As the economic indicators turned negative in the second half, tech stocks reversed course. By contrast, health care was one of the weakest sectors early on, but it gained ground in the second half of the fiscal year, benefiting from the perception that health care is insulated from changes in demand tied to the economy.

Although there are inevitably ups and downs for both sectors, your fund’s advisor remains consistent in its view that the significant investments in health care and information technology offer the potential for achieving higher returns than the overall market will produce.

If you hold fund shares in a taxable account, you may wish to review the table of after-tax returns, based on the highest federal income tax bracket, that appears later in this report.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam.

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

In the second half, as I noted earlier, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness offset its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%.

Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
PRIMECAP Fund	0.45%	0.36%	1.45%

The fund expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the fund’s expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares. The peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2010.

Peer group: Multi-Cap Growth Funds.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Three key themes in the fund produced mixed results
The key investment themes that have framed the advisor’s strategy in recent years remain unchanged: a strong belief in the exceptional long-term growth prospects for technology stocks, a similar belief regarding health care stocks, and a wariness about the financial sector.

In the 2011 fiscal year, two of those themes—emphasis on health care and wariness about the financial sector—supported the fund’s performance. But information technology, which accounted for, on average, about 30% of portfolio assets, was a weak spot. Company-specific setbacks for some of the fund’s long-term tech holdings led to a lackluster sector return that trailed the performance of the broader technology sector in the benchmark index. Some of the tech companies in the fund were perceived as suffering, at least in the near term, from changing consumer tastes in smartphones and tablet computers.

Also detracting from performance were the industrial and energy sectors. Airlines and other transportation-related holdings

Total Returns
Ten Years Ended September 30, 2011
Average
Annual Return
PRIMECAP Fund Investor Shares	6.14%
S&P 500 Index	2.82
Multi-Cap Growth Funds Average	3.08
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

in the industrial sector were hit hard by concerns that a sagging economy would hurt their businesses. The energy sector was a laggard for the fund because some of the largest integrated oil companies, which were up sharply for this period, are absent from the portfolio.

Health care, meanwhile, was a bright spot. Here, strong stock selection allowed the fund to outperform the benchmark. And as noted earlier, the fund also benefited from the advisor’s longstanding aversion to the financial sector, which was the worst-performing sector in the benchmark index. Many financial services firms continue to face deep problems, from the lingering effects of mortgage defaults and home foreclosures to concerns about the repercussions of the European debt crisis.

The financial stocks that PRIMECAP Fund did own performed well overall. These holdings were largely insurance firms, outside of the struggling banking industry.

For more on the advisor’s strategy and outlook, please see the Advisor’s Report following this letter.

The fund’s distinctive style has led to strong long-term results
Because of the advisor’s long-term focus, the fund’s record in any single year won’t tell the full story. Evaluating performance over a decade can provide more insight into whether the advisor has been successful. For the ten years ended September 30, 2011, PRIMECAP Fund outperformed both its benchmark’s results and the average return for its peer funds.

The decade was challenging, marked at the beginning by the demise of the technology bubble and at the end by fallout from the Great Recession. Still, the advisor’s bottom-up research and disciplined approach to investing have helped to deliver gains for shareholders despite the turmoil. PRIMECAP Management seeks to identify reasonably priced stocks of companies that appear to have strong growth prospects. Once the fund managers find a stock they consider promising, they tend to invest with patience and conviction. It’s typical for the fund’s ten largest holdings to represent more than one-third of the portfolio.

In addition to the advisor’s stewardship, fund shareholders have benefited from relatively low investment expenses. Keeping costs low, of course, helps shareholders keep more of their returns.

A fund built on shared faith in long-term investing
Philosophically, Vanguard and PRIMECAP Management Company share a commitment to long-term investing.

As individuals, it’s not always easy for us to keep a long-term perspective in the face of day-to-day events that seem dramatic. In the past few months, some of the anxiety of 2008 has returned to the markets, with dire headlines about debt troubles in Europe and stubbornly high unemployment in the United States.

Feeling strong emotions—anxiety, confusion, and frustration—in the face of these events is natural. Still, our experience with tough situations tells us that the best course for most investors is to stick with a sensible, long-term asset allocation that’s in keeping with their personal goals and their tolerance for risk.

Vanguard PRIMECAP Fund can play an important role in such a portfolio. The advisor’s patient and disciplined approach can help you stay the course and reach your investment goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 12, 2011

Advisor’s Report

For the fiscal year ended September 30, 2011, Vanguard PRIMECAP Fund’s total returns of –1.23% for Investor Shares and –1.14% for Admiral Shares trailed the 1.14% gain of the unmanaged Standard & Poor’s 500 Index but slightly exceeded the –1.49% average return of competing multi-cap growth funds.

The investment environment
Led by energy, materials, and industrial stocks, the S&P 500 Index gained more than 16% in the first half of the fiscal year. By midyear, however, confidence in the U.S. economic recovery began to falter, and concern regarding the European sovereign-debt crisis and its potential ramifications for the global financial system weighed on financial markets. In response, stock prices fell precipitously in the last fiscal quarter, reversing nearly all of the earlier gains. The S&P 500’s return for the full year was slightly less than its dividend yield.

The U.S. economy’s recovery from the recession has unquestionably slowed, as evidenced by moderating growth in gross domestic product and consumer spending. Unemployment remains stubbornly high, and the housing market has failed to show any meaningful improvement. Despite these unsettling developments, industrial production continues to grow, and corporations are generating profit margins and returns on capital well above historical averages.

Management of the fund
Despite the subpar results for this past fiscal year, our investment approach remains consistent. We rely on fundamental research to identify companies whose revenues and earnings will, in our opinion, grow more rapidly over a three-to-five-year time frame than current valuations might suggest. We seek to capitalize on situations in which the fundamental value of a company significantly exceeds its current market value.

This investment strategy has led us to build and maintain significant investments in information technology and health care companies that we believe offer the potential for higher returns than the overall market will produce. These two sectors account for slightly more than half of the fund’s holdings (versus about 30% for the S&P 500 Index). Nine of the fund’s ten largest holdings are health care or information technology stocks.

Technology
Our holdings in the information technology sector hurt the fund’s results. Research In Motion (–58.3%), Hewlett-Packard (–46.0%), and Corning (–31.7%) were among the biggest decliners. Research In Motion, a new holding in the fund, suffered from concerns over its loss of market share in U.S. smartphones and delays in the development of its next-generation QNX operating system. Notwithstanding the company’s struggles in the United

8

States, we believe there is significant value in the stock at current levels, given the recurring nature of the company’s services revenue and its strong position in rapidly growing markets in Latin America and Asia.

Hewlett-Packard stock fell as investors questioned the scale and timing of several strategic decisions announced by management, including a large acquisition, the potential spin-off of the company’s personal computer business, and its exit from the tablet computer market just months after the launch of its first tablet. In September, the company appointed a new chief executive officer, its fourth in six years. Corning, the leading manufacturer of display glass used in flat-screen televisions, lowered its sales forecast as its largest customers reduced production in anticipation of weaker consumer demand during the upcoming holiday season.

We remain enthusiastic about investment opportunities in the tech sector. The explosive growth in smartphones and tablet computers, the emergence of “the cloud” as the new data center, and the popularity of social networks are spawning entirely new business opportunities and driving higher demand for semiconductors, computer hardware, and storage. In addition, as wireless networks evolve to support higher data transmission capacity and faster speeds, the use of mobile platforms for search, advertising, and commerce is increasing. Some of the largest holdings in the portfolio, such as Google, Qualcomm, Texas Instruments, Oracle, and Microsoft, are well-positioned to capitalize on these trends. These companies are also trading at attractive valuations and have strong balance sheets.

Health care
The fund’s health care stocks boosted overall performance, with two of our largest holdings—Biogen Idec (+66.0%) and Roche Holding AG (+23.7%)—among the biggest gainers. Biogen Idec reported favorable results from studies of its new oral drug to treat multiple sclerosis, while Roche received regulatory approval for new drugs to treat melanoma and lung cancer. Life Technologies (–17.7%) was the biggest decliner among the fund’s holdings in the sector.

We built considerable positions in large pharmaceutical, biotechnology, and medical device companies based on the view that growth in revenues and earnings derived from new products, an aging global population, and growing demand in emerging markets would more than offset any loss in earnings from patent expirations. Following a period of considerable political and regulatory challenges, we are encouraged by the uptick in new drug approvals by the U.S. Food and Drug Administration in the past year. We continue to believe that the pharmaceutical, biotechnology, and medical device products currently in development represent real advances in the treatment of diseases such as

9

Alzheimer’s, diabetes, and cancer. The aging of populations in the United States, Europe, and Japan, along with rising standards of living in developing markets such as China and India, should lead to greater demand for health care products.

Financials
In performance relative to the benchmark, the fund benefited from having minimal exposure to the financial sector. This was the worst-performing sector in the S&P 500 Index by a considerable margin. In general, we continue to view the outlook for financial stocks as negative. Prior to the recent financial crisis, banks had enjoyed 15 years of above-average profitability. In our opinion, the combination of increased regulatory and compliance costs, higher capital requirements, and a reassessment of credit risk will constrain banks’ earnings going forward.

Outlook
As we enter fiscal year 2012, U.S. equities look attractive in our judgment, particularly in light of the significant decline in stock prices in the last fiscal quarter. In the sectors that have the largest portfolio weightings, especially information technology and health care, we find the valuations compelling. Moreover, many of the fund’s holdings in these sectors have very strong balance sheets and generate significant free cash flow.

Over the last decade, the greatest returns among U.S. stocks were concentrated in the energy and materials sectors. Driven by rapidly growing demand from China, India, Brazil, and other emerging economies, prices for commodities such as oil, copper, and corn have soared, generating large profits and high valuations for companies in these industries. In our opinion, and contrary to conventional wisdom, this trend is unsustainable. Conversely, the information technology and health care sectors have endured a decade of shrinking valuation measures, such as price-to-earning ratios, as investors questioned the long-term growth prospects and earnings potential of companies in these sectors. As noted, we believe the fundamental outlook for many companies in both sectors is promising. We also think our investment case is supported by compelling valuations and very strong balance sheets.

Over the history of the PRIMECAP Fund, we have tended to find the greatest opportunities in downtrodden stocks and sectors where others often have perceived the greatest risks. Similarly, we frequently consider the risks to be greatest in stocks and sectors that are viewed most favorably by the consensus. We believe this approach has been a key driver of the fund’s long-term results.

PRIMECAP Management Company
October 12, 2011

10

PRIMECAP Fund

Fund Profile
As of September 30, 2011

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VPMCX	VPMAX
Expense Ratio[1]	0.45%	0.36%
30-Day SEC Yield	1.34%	1.43%

Portfolio Characteristics
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Number of Stocks	115	500	3,717
Median Market Cap	$34.6B	$45.5B	$28.7B
Price/Earnings Ratio	13.5x	12.9x	13.6x
Price/Book Ratio	2.3x	1.9x	1.9x
Return on Equity	23.1%	20.3%	19.1%
Earnings Growth Rate	8.7%	7.4%	7.3%
Dividend Yield	1.9%	2.4%	2.2%
Foreign Holdings	14.7%	0.0%	0.0%
Turnover Rate	8%	—	—
Short-Term Reserves	1.8%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S. Total
		S&P 500	Market
	Fund	Index	Index
Consumer
Discretionary	9.9%	10.6%	12.2%
Consumer Staples	1.2	11.8	11.0
Energy	6.4	11.6	10.3
Financials	4.3	13.6	14.3
Health Care	26.7	12.1	11.7
Industrials	14.8	10.3	10.6
Information
Technology	31.1	19.4	19.4
Materials	5.2	3.3	4.0
Telecommunication
Services	0.1	3.3	2.8
Utilities	0.3	4.0	3.7

Volatility Measures
		DJ
		U.S. Total
	S&P 500	Market
	Index	Index
R-Squared	0.96	0.97
Beta	1.00	0.97

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Amgen Inc.	Biotechnology	4.8%
Biogen Idec Inc.	Biotechnology	4.5
Eli Lilly & Co.	Pharmaceuticals	3.8
Google Inc. Class A	Internet Software &
	Services	3.6
Roche Holding AG	Pharmaceuticals	3.6
Texas Instruments Inc.	Semiconductors	3.5
Novartis AG ADR	Pharmaceuticals	3.4
Oracle Corp.	Systems Software	3.4
FedEx Corp.	Air Freight &
	Logistics	3.3
Microsoft Corp.	Systems Software	3.0
Top Ten		36.9%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated January 26, 2011, and represent estimated costs for the current fiscal year. For the fiscal year ended September 30, 2011, the expense ratios were 0.45% for Investor Shares and 0.36% for Admiral Shares.

11

PRIMECAP Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: September 30, 2001, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
PRIMECAP Fund Investor Shares	-1.23%	1.18%	6.14%	$18,143
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.93	14,709
S&P 500 Index	1.14	-1.18	2.82	13,200
Multi-Cap Growth Funds Average	-1.49	-0.17	3.08	13,544
Multi-Cap Growth Funds Average: Derived from data provided by Lipper Inc.

			Since	Final Value
	One	Five	Inception	of a $50,000
	Year	Years	(11/12/2001)	Investment
PRIMECAP Fund Admiral Shares	-1.14%	1.29%	5.26%	$82,975
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.20	68,246
S&P 500 Index	1.14	-1.18	2.09	61,341
"Since Inception" performance is calculated from the Admiral Shares’ inception date for both the fund and its comparative standards.

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.
See Financial Highlights for dividend and capital gains information.

12

PRIMECAP Fund

Fiscal-Year Total Returns (%): September 30, 2001, Through September 30, 2011

Vanguard fund returns do not reflect the 1% fee on redemptions of shares held for less than one year.

13

PRIMECAP Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value
		Shares	($000)
Common Stocks (98.4%)
Consumer Discretionary (9.7%)
*	DIRECTV Class A	14,894,562	629,295
*	Amazon.com Inc.	2,070,000	447,596
1	Whirlpool Corp.	5,900,000	294,469
	TJX Cos. Inc.	3,450,000	191,372
^	Sony Corp. ADR	9,750,000	185,250
*	Bed Bath & Beyond Inc.	3,000,775	171,974
	Walt Disney Co.	5,310,000	160,150
	Carnival Corp.	4,344,200	131,629
	Limited Brands Inc.	3,158,193	121,622
	Mattel Inc.	4,247,800	109,976
	Lowe’s Cos. Inc.	1,000,000	19,340
	Kohl’s Corp.	300,000	14,730
			2,477,403
Consumer Staples (1.2%)
	Costco Wholesale Corp.	2,850,000	234,042
	Procter & Gamble Co.	510,000	32,222
	Kellogg Co.	448,000	23,829
	PepsiCo Inc.	169,000	10,461
	CVS Caremark Corp.	250,000	8,395
	Kraft Foods Inc.	40,000	1,343
			310,292
Energy (6.3%)
	Noble Energy Inc.	6,146,500	435,172
	EOG Resources Inc.	3,816,000	270,974
	Schlumberger Ltd.	3,682,200	219,938
	Hess Corp.	3,800,000	199,348
	Peabody Energy Corp.	4,000,000	135,520
	Petroleo Brasileiro SA
	ADR Type A	6,073,800	125,849
	Cenovus Energy Inc.	1,994,476	61,250
	National Oilwell Varco Inc.	1,038,000	53,166
	Encana Corp.	2,390,000	45,912
*	Southwestern Energy Co.	950,000	31,664
	Transocean Ltd.	250,000	11,935
	Petroleo Brasileiro SA ADR	500,000	11,225
	Noble Corp.	200,000	5,870
			1,607,823

			Market
			Value
		Shares	($000)
Financials (4.2%)
	Marsh & McLennan
	Cos. Inc.	18,000,000	477,720
	Charles Schwab Corp.	20,275,100	228,500
*	Berkshire Hathaway Inc.
	Class B	2,400,000	170,496
	Chubb Corp.	2,550,000	152,975
	Progressive Corp.	1,500,000	26,640
	Wells Fargo & Co.	600,000	14,472
	Weyerhaeuser Co.	365,000	5,676
			1,076,479
Health Care (26.2%)
	Amgen Inc.	22,214,000	1,220,659
*,1	Biogen Idec Inc.	12,304,500	1,146,164
	Eli Lilly & Co.	26,108,000	965,213
	Roche Holding AG	5,651,400	912,770
	Novartis AG ADR	15,473,465	862,955
	Medtronic Inc.	21,931,652	729,008
	Johnson & Johnson	5,013,400	319,404
*	Boston Scientific Corp.	31,731,760	187,535
	GlaxoSmithKline plc ADR	4,450,000	183,740
*	Life Technologies Corp.	3,430,000	131,815
	Abbott Laboratories	350,000	17,899
			6,677,162
Industrials (14.6%)
	FedEx Corp.	12,442,470	842,106
	CH Robinson Worldwide
	Inc.	8,201,000	561,523
	Honeywell International
	Inc.	8,495,000	373,015
	Southwest Airlines Co.	34,521,300	277,551
	Caterpillar Inc.	3,520,400	259,946
	United Parcel Service
	Inc. Class B	3,542,500	223,709
	Union Pacific Corp.	2,434,700	198,842
	Boeing Co.	3,050,000	184,556
	Deere & Co.	2,438,700	157,467
*,1	Alaska Air Group Inc.	2,400,000	135,096

14

PRIMECAP Fund

			Market
			Value
		Shares	($000)
	European Aeronautic
	Defence and Space
	Co. NV	4,183,900	117,606
^	Canadian Pacific Railway
	Ltd.	2,041,800	98,190
	Donaldson Co. Inc.	1,600,000	87,680
	Expeditors International
	of Washington Inc.	1,680,000	68,124
*,^	AMR Corp.	15,504,550	45,894
	PACCAR Inc.	1,000,000	33,820
	Granite Construction Inc.	1,440,000	27,029
	Pall Corp.	205,000	8,692
	Norfolk Southern Corp.	53,100	3,240
	Rockwell Automation Inc.	25,000	1,400
			3,705,486
Information Technology (30.6%)
*	Google Inc. Class A	1,795,875	923,762
	Texas Instruments Inc.	33,381,900	889,628
	Oracle Corp.	29,672,300	852,782
	Microsoft Corp.	30,585,800	761,281
*	Intuit Inc.	13,100,000	621,464
*	Adobe Systems Inc.	23,621,000	570,920
	Qualcomm Inc.	9,892,300	481,063
	Intel Corp.	12,400,000	264,492
*	EMC Corp.	10,447,800	219,299
*	Research In Motion Ltd.	10,438,600	211,904
*	Symantec Corp.	12,009,200	195,750
*	NVIDIA Corp.	15,500,000	193,750
	Telefonaktiebolaget LM
	Ericsson ADR	19,808,914	189,175
	Corning Inc.	14,885,900	183,990
	Accenture plc Class A	3,425,800	180,471
	Hewlett-Packard Co.	7,950,000	178,477
	KLA-Tencor Corp.	3,010,000	115,223
1	Plantronics Inc.	3,701,500	105,308
	Applied Materials Inc.	10,081,200	104,340
*	Micron Technology Inc.	20,000,000	100,800
	Motorola Solutions Inc.	1,838,571	77,036
	Visa Inc. Class A	833,070	71,411
*	Motorola Mobility
	Holdings Inc.	1,608,750	60,779
	Activision Blizzard Inc.	4,014,200	47,769
	ASML Holding NV	1,078,056	37,236
*	Rambus Inc.	2,000,000	28,000
	Cisco Systems Inc.	1,750,000	27,107
*	eBay Inc.	800,000	23,592
*	Apple Inc.	50,000	19,059
*	Entegris Inc.	2,583,472	16,483
	Altera Corp.	400,000	12,612
	Analog Devices Inc.	350,000	10,937
*	Dell Inc.	750,000	10,612
*	NetApp Inc.	115,000	3,903
	Mastercard Inc. Class A	6,500	2,061
			7,792,476

		Market
		Value
	Shares	($000)
Materials (5.1%)
Potash Corp. of
Saskatchewan Inc.	16,041,700	693,322
Monsanto Co.	6,707,060	402,692
Domtar Corp.	1,023,560	69,776
Praxair Inc.	525,000	49,077
Vulcan Materials Co.	1,500,000	41,340
Freeport-McMoRan
Copper & Gold Inc.	1,200,000	36,540
		1,292,747
Telecommunication Services (0.1%)
* Sprint Nextel Corp.	10,274,100	31,233

Utilities (0.4%)
* AES Corp.	4,983,000	48,634
Public Service Enterprise
Group Inc.	851,000	28,398
NextEra Energy Inc.	179,440	9,693
		86,725
Total Common Stocks
(Cost $19,438,724)		25,057,826
Temporary Cash Investment (2.3%)
Money Market Fund (2.3%)
[2,3] Vanguard Market
Liquidity Fund, 0.144%
(Cost $578,217)	578,217,000	578,217
Total Investments (100.7%)
(Cost $20,016,941)		25,636,043
Other Assets and Liabilities (-0.7%)
Other Assets		72,030
Liabilities[3]		(260,645)
		(188,615)
Net Assets (100%)		25,447,428

Statement of Assets and Liabilities
Assets
Investments in Securities, at Value		25,636,043
Receivables for Capital Shares Issued		30,693
Accrued Income Receivable		25,344
Other Assets		15,993
Total Assets		25,708,073
Liabilities
Security Lending Collateral Payable
to Brokers		137,048
Payables for Capital Shares Redeemed		25,991
Other Liabilities		97,606
Total Liabilities		260,645
Net Assets		25,447,428

15

PRIMECAP Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	18,759,576
Undistributed Net Investment Income	175,468
Accumulated Net Realized Gains	892,282
Unrealized Appreciation (Depreciation)
Investment Securities	5,619,102
Foreign Currencies	1,000
Net Assets	25,447,428

Investor Shares—Net Assets
Applicable to 245,632,503 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,359,351
Net Asset Value Per Share—
Investor Shares	$58.46

Admiral Shares—Net Assets
Applicable to 182,692,672 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,088,077
Net Asset Value Per Share—
Admiral Shares	$60.69

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Part of security position is on loan to broker-dealers. The total value of securities on loan is $124,831,000.
1 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
2 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
3 Includes $137,048,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

16

PRIMECAP Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Dividends[1,2]	419,266
Interest[2]	940
Security Lending	1,802
Total Income	422,008
Expenses
Investment Advisory Fees—Note B	63,754
The Vanguard Group—Note C
Management and Administrative—Investor Shares	37,795
Management and Administrative—Admiral Shares	16,094
Marketing and Distribution—Investor Shares	3,860
Marketing and Distribution—Admiral Shares	2,326
Custodian Fees	487
Auditing Fees	26
Shareholders’ Reports—Investor Shares	251
Shareholders’ Reports—Admiral Shares	50
Trustees’ Fees and Expenses	59
Total Expenses	124,702
Net Investment Income	297,306
Realized Net Gain (Loss)
Investment Securities Sold[2]	1,074,099
Foreign Currencies	186
Realized Net Gain (Loss)	1,074,285
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(1,474,329)
Foreign Currencies	612
Change in Unrealized Appreciation (Depreciation)	(1,473,717)
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,126)

1 Dividends are net of foreign withholding taxes of $16,229,000.
2 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $21,213,000, $940,000, and $92,711,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

17

PRIMECAP Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	297,306	302,216
Realized Net Gain (Loss)	1,074,285	666,413
Change in Unrealized Appreciation (Depreciation)	(1,473,717)	1,738,244
Net Increase (Decrease) in Net Assets Resulting from Operations	(102,126)	2,706,873
Distributions
Net Investment Income
Investor Shares	(168,148)	(142,413)
Admiral Shares	(119,031)	(84,478)
Realized Capital Gain
Investor Shares	(183,757)	—
Admiral Shares	(121,296)	—
Total Distributions	(592,232)	(226,891)
Capital Share Transactions
Investor Shares	(3,494,598)	(1,389,870)
Admiral Shares	1,843,532	(314,209)
Net Increase (Decrease) from Capital Share Transactions	(1,651,066)	(1,704,079)
Total Increase (Decrease)	(2,345,424)	775,903
Net Assets
Beginning of Period	27,792,852	27,016,949
End of Period[1]	25,447,428	27,792,852
1 Net Assets—End of Period includes undistributed net investment income of $175,468,000 and $185,535,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

PRIMECAP Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$60.36	$55.10	$62.76	$77.82	$70.30
Investment Operations
Net Investment Income	. 651	. 631[1]	.500	.552	.460
Net Realized and Unrealized Gain
(Loss) on Investments	(1.266)	5.076	(3.990)	(10.913)	11.500
Total from Investment Operations	(. 615)	5.707	(3.490)	(10.361)	11.960
Distributions
Dividends from Net Investment Income	(. 614)	(. 447)	(. 508)	(. 476)	(. 440)
Distributions from Realized Capital Gains	(.671)	—	(3.662)	(4.223)	(4.000)
Total Distributions	(1.285)	(. 447)	(4.170)	(4.699)	(4.440)
Net Asset Value, End of Period	$58.46	$60.36	$55.10	$62.76	$77.82

Total Return[2]	-1.23%	10.36%	-4.01%	-13.96%	17.77%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,359	$18,028	$17,795	$19,234	$23,435
Ratio of Total Expenses to
Average Net Assets	0.45%	0.45%	0.49%	0.43%	0.43%
Ratio of Net Investment Income to
Average Net Assets	0.95%	1.05%[1]	1.02%	0.76%	0.62%
Portfolio Turnover Rate	8%	5%	4%	11%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.128 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.

See accompanying Notes, which are an integral part of the Financial Statements.

19

PRIMECAP Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$62.65	$57.20	$65.19	$80.82	$73.03
Investment Operations
Net Investment Income	.738	.711[1]	.580	.664	.580
Net Realized and Unrealized Gain
(Loss) on Investments	(1.319)	5.269	(4.160)	(11.327)	11.930
Total from Investment Operations	(. 581)	5.980	(3.580)	(10.663)	12.510
Distributions
Dividends from Net Investment Income	(. 683)	(. 530)	(. 612)	(. 586)	(. 570)
Distributions from Realized Capital Gains	(.696)	—	(3.798)	(4.381)	(4.150)
Total Distributions	(1.379)	(. 530)	(4.410)	(4.967)	(4.720)
Net Asset Value, End of Period	$60.69	$62.65	$57.20	$65.19	$80.82

Total Return[2]	-1.14%	10.46%	-3.90%	-13.85%	17.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,088	$9,765	$9,222	$9,651	$10,565
Ratio of Total Expenses to
Average Net Assets	0.36%	0.36%	0.37%	0.31%	0.31%
Ratio of Net Investment Income to
Average Net Assets	1.04%	1.14%[1]	1.14%	0.88%	0.74%
Portfolio Turnover Rate	8%	5%	4%	11%	11%

1 Net investment income per share and the ratio of net investment income to average net assets include $0.133 and 0.21%, respectively, resulting from a special dividend from Weyerhaeuser Co. in July 2010.
2 Total returns do not include transaction fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction fees.

See accompanying Notes, which are an integral part of the Financial Statements.

20

PRIMECAP Fund

Notes to Financial Statements

Vanguard PRIMECAP Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents fees charged to borrowers plus income earned on investing cash collateral, less expenses associated with the loan.

21

PRIMECAP Fund

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the year ended September 30, 2011, the investment advisory fee represented an effective annual rate of 0.21% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At September 30, 2011, the fund had contributed capital of $4,569,000 to Vanguard (included in Other Assets), representing 0.02% of the fund’s net assets and 1.83% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the fund’s investments as of September 30, 2011, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	24,027,450	1,030,376	—
Temporary Cash Investments	578,217	—	—
Total	24,605,667	1,030,376	—

22

PRIMECAP Fund

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the year ended September 30, 2011, the fund realized net foreign currency gains of $186,000, which increased distributable net income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from net investment income and realized capital gains. Accordingly, the fund has reclassified $20,380,000 from undistributed net investment income, and $73,573,000 from accumulated net realized gains, to paid-in capital.

For tax purposes, at September 30, 2011, the fund had $250,250,000 of ordinary income and $877,056,000 of long-term capital gains available for distribution.

At September 30, 2011, the cost of investment securities for tax purposes was $20,027,786,000. Net unrealized appreciation of investment securities for tax purposes was $5,608,257,000, consisting of unrealized gains of $8,692,454,000 on securities that had risen in value since their purchase and $3,084,197,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended September 30, 2011, the fund purchased $2,263,611,000 of investment securities and sold $4,231,881,000 of investment securities, other than temporary cash investments.

G. Capital share transactions for each class of shares were:

			Year Ended September 30,
		2011		2010
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	1,479,247	22,334	1,468,783	25,220
Issued in Lieu of Cash Distributions	348,370	5,369	140,568	2,343
Redeemed[1]	(5,322,215)	(80,748)	(2,999,221)	(51,839)
Net Increase (Decrease)—Investor Shares	(3,494,598)	(53,045)	(1,389,870)	(24,276)
Admiral Shares
Issued	3,378,773	49,378	936,594	15,542
Issued in Lieu of Cash Distributions	221,992	3,298	76,415	1,228
Redeemed[1]	(1,757,233)	(25,847)	(1,327,218)	(22,112)
Net Increase (Decrease)—Admiral Shares	1,843,532	26,829	(314,209)	(5,342)
1 Net of redemption fees for fiscal 2011 and 2010 of $1,090,000 and $1,493,000, respectively (fund totals).

23

PRIMECAP Fund

H. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Sept. 30, 2010		Proceeds from		Sept. 30, 2011
	Market	Purchases	Securities	Dividend	Market
	Value	at Cost	Sold	Income	Value
	($000)	($000)	($000)	($000)	($000)
Alaska Air Group Inc.	122,982	—	604	—	135,096
Biogen Idec Inc.	704,329	—	23,538	—	1,146,164
CH Robinson Worldwide Inc.	NA1	2,556	—	9,499	NA1
Intuit Inc.	750,965	—	194,637	—	NA2
Plantronics Inc.	125,037	—	—	740	105,308
Whirlpool Corp.	477,664	—	—	10,974	294,469
	2,180,977			21,213	1,681,037

1 Not applicable—At September 30, 2010, and September 30, 2011, the issuer was not an affiliated company of the fund, but it was affiliated during the period.
2 Not applicable—At September 30, 2011, the security was still held, but the issuer was no longer an affiliated company of the fund.

I. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

24

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard PRIMECAP Fund:

In our opinion, the accompanying statement of net assets, the statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard PRIMECAP Fund (constituting a separate portfolio of Vanguard Chester Funds, hereafter referred to as the “Fund”) at September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by correspondence with the custodian and by agreement to the underlying ownership records of Vanguard Market Liquidity Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

Special 2011 tax information (unaudited) for Vanguard PRIMECAP Fund

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $347,180,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

The fund distributed $316,729,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 95.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

25

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: PRIMECAP Fund Investor Shares
Periods Ended September 30, 2011
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	-1.23%	1.18%	6.14%
Returns After Taxes on Distributions	-1.52	0.46	5.64
Returns After Taxes on Distributions and Sale of Fund Shares	-0.35	0.97	5.33

Returns do not reflect the 1% fee on redemptions of shares held for less than one year.

26

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

27

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Fund	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$844.31	$2.08
Admiral Shares	1,000.00	844.68	1.66
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.81	$2.28
Admiral Shares	1,000.00	1,023.26	1.83

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.45% for Investor Shares and 0.36% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

28

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of the advisor was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services
The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the advisor. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to growth equity investing. Six experienced portfolio managers are responsible for separate subportfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with long-term growth potential that have been overlooked by the market and are trading at attractive valuation levels. The firm has managed the fund since its inception in 1984.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance
The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The board noted that the fund had underperformed its benchmark and peer group over the 12 months ended March 31, 2011, but had outperformed both during the 3-, 5-, and 10-year periods. The board concluded that the advisor has carried out the fund’s investment strategy in disciplined fashion. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost
The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale
The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The board will consider whether to renew the advisory agreement again after a one-year period.

29

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

30

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

31

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
With Hearing Impairment > 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q590 112011

Annual Report | September 30, 2011

Vanguard Target Retirement Funds

Vanguard Target Retirement Income Fund
Vanguard Target Retirement 2005 Fund
Vanguard Target Retirement 2010 Fund
Vanguard Target Retirement 2015 Fund
Vanguard Target Retirement 2020 Fund
Vanguard Target Retirement 2025 Fund

> The broad U.S. stock market returned less than 1% for the fiscal year ended September 30, 2011, after slumping through the spring and summer. International stocks suffered declines.

> For the 12 months, returns for the six Target Retirement Funds in this report ranged from 3.92% to –0.11%.

> Among the underlying funds that make up the funds’ portfolios, Vanguard Inflation-Protected Securities Fund was the strongest performer and Vanguard Total International Stock Index Fund was the weakest.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement Income Fund.	9
Target Retirement 2005 Fund.	19
Target Retirement 2010 Fund.	28
Target Retirement 2015 Fund.	38
Target Retirement 2020 Fund.	48
Target Retirement 2025 Fund.	58
Your Fund’s After-Tax Returns.	70
About Your Fund’s Expenses.	72
Glossary.	74

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011
Total
Returns
Vanguard Target Retirement Income Fund	3.70%
Target Income Composite Index	3.76
Mixed-Asset Target Allocation Conservative Funds Average	0.88
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2005 Fund	3.92%
Target 2005 Composite Index	3.81
Mixed-Asset Target Allocation Conservative Funds Average	0.88
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2010 Fund	2.68%
Target 2010 Composite Index	2.57
Mixed-Asset Target 2010 Funds Average	0.34
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2015 Fund	1.40%
Target 2015 Composite Index	1.23
Mixed-Asset Target 2015 Funds Average	0.15
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2020 Fund	0.53%
Target 2020 Composite Index	0.79
Mixed-Asset Target 2020 Funds Average	-0.18
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2025 Fund	-0.11%
Target 2025 Composite Index	0.17
Mixed-Asset Target 2025 Funds Average	-1.22
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper Inc.

Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the MSCI US Broad Market Index; for international stocks, the MSCI EAFE Index and the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Float Adjusted Index and the Barclays Capital U.S. Treasury Inflation Protected Securities Index; and for short-term reserves, the Citigroup Three-Month Treasury Bill Index.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2011, increasing volatility in global equity markets erased strong returns attained earlier. Bonds handily outperformed stocks during the 12 months as investors sought refuge in the markets’ safer regions. The Target Retirement Funds with the largest fixed income allocations fared better than those with higher equity allocations.

This report features the results of 6 of Vanguard’s 12 Target Retirement Funds (the longer-dated funds are covered in a separate report). The Target Retirement Income Fund and the Target Retirement 2005 Fund, which have the highest allocation to bonds, were the top performers. The Target Retirement 2025 Fund, which includes heavier exposure to U.S. and international equities, produced the lowest return.

Vanguard announced shortly after the Target Retirement Funds’ fiscal year ended that, in early 2012, the 2005 Fund will merge with the Target Retirement Income Fund as their asset allocations become nearly identical. The Target Retirement Funds are designed to reach an allocation of 65% bonds, 30% stocks, and 5% short-term reserves within seven years after their target date. The 2005 Fund closed to new investors as of the date of the announcement.

2

Vanguard has also filed a registration statement with the U.S. Securities and Exchange Commission for the Target Retirement 2060 Fund, which is aimed at investors who plan to retire and leave the workforce in or within a few years of 2060. At the time the fund is launched in early 2012, those investors will be about 20 years old.

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices

Market Barometer

		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Bond performance softened stocks’ fall
The Vanguard Target Retirement Funds were created as vehicles for investors on the road to retirement. Each fund is composed of other Vanguard funds and combines stock, bond, and money market holdings in proportions tailored to an investor’s expected retirement date. As the investor moves closer to retirement, the asset mix becomes more conservative, gradually tilting toward fewer stocks and more bonds and money market funds, which are less volatile. It becomes

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement Income Fund	0.17%	0.85%
Target Retirement 2005 Fund	0.17	0.85
Target Retirement 2010 Fund	0.17	0.57
Target Retirement 2015 Fund	0.16	0.58
Target Retirement 2020 Fund	0.17	0.62
Target Retirement 2025 Fund	0.18	0.53

The fund expense figures shown—drawn from the prospectus dated January 26, 2011—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.17% for the Target Retirement Income Fund, 0.17% for the 2005 Fund, 0.17% for the 2010 Fund, 0.17% for the 2015 Fund, 0.17% for the 2020 Fund, and 0.18% for the 2025 Fund. Peer group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Target Retirement Income and 2005 Funds, Mixed-Asset Target Allocation Conservative Funds Average; for the 2010 Fund, Mixed-Asset Target 2010 Funds Average; for the 2015 Fund, Mixed-Asset Target 2015 Funds Average; for the 2020 Fund, Mixed-Asset Target 2020 Funds Average; and for the 2025 Fund, Mixed-Asset Target 2025 Funds Average.

4

increasingly important to limit a portfolio’s fluctuations as the need for income and wealth preservation draws near. Most investors in the six funds described in this report are either in retirement or approaching it within the next 15 years.

Results for the funds depended on where each one stood on the retirement-year continuum. The 2005 Fund posted the top result, with a return of 3.92%, while the Income Fund was a shade behind, at 3.70%. Both portfolios had

Total Returns
Inception Through September 30, 2011
Average
Annual Return
Target Retirement Income Fund (Returns since inception: 10/27/2003)	4.96%
Target Income Composite Index	4.94
Mixed-Asset Target Allocation Conservative Funds Average	3.44
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2005 Fund (Returns since inception: 10/27/2003)	4.96%
Target 2005 Composite Index	5.00
Mixed-Asset Target Allocation Conservative Funds Average	3.50
Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2010 Fund (Returns since inception: 6/7/2006)	3.94%
Target 2010 Composite Index	3.88
Mixed-Asset Target 2010 Funds Average	2.44
Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2015 Fund (Returns since inception: 10/27/2003)	4.61%
Target 2015 Composite Index	4.55
Mixed-Asset Target 2015 Funds Average	3.66
Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2020 Fund (Returns since inception: 6/7/2006)	2.72%
Target 2020 Composite Index	2.74
Mixed-Asset Target 2020 Funds Average	1.74
Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2025 Fund (Returns since inception: 10/27/2003)	4.14%
Target 2025 Composite Index	4.18
Mixed-Asset Target 2025 Funds Average	3.79
Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

5

a large exposure to bond funds, the best performers among the underlying holdings of the funds in the Target Retirement series. As the bond allocation for the funds decreased, so did the results. The 2010 and 2015 Funds had respective returns of 2.68% and 1.40%.

Vanguard Inflation-Protected Securities Fund, which aims to protect investors against the long-term effects of inflation by investing in bonds with a built-in inflation safeguard, stood out among the underlying funds with a result of about 9%. Next was Vanguard Total Bond Market II Index Fund, which returned about 5%. Vanguard Prime Money Market Fund’s 0.06% return was the result of the near-0% yields on short-term U.S. Treasury bills and other money market instruments.

At the other end of the spectrum, the Target Retirement 2025 Fund recorded the group’s only negative result, returning –0.11%. This reflected the fund’s equity allocation of nearly 73%, which included exposure to U.S. and international stocks. The 2020 Fund eked out a positive return of 0.53%.

Vanguard Total International Stock Index Fund, which returned about –12%, was the poorest performer of the underlying funds amid debt worries in Europe and fear that growth would weaken in China and other emerging markets. U.S. stocks held up a bit better, although the prolonged slide over the period’s last five months reduced Vanguard Total Stock Market Index Fund’s return to 0.59%.

Cost-efficient investment has proven competitive
Vanguard Target Retirement Funds have produced competitive results since their inception. Through this year’s ups and downs, their returns have been consistent with their asset allocations. As you can see from the table, returns for the fund in this report fell within a fraction of a percentage point of their respective benchmark indexes, whose returns reflect market performance without operating and transaction costs. Each fund’s return surpassed the average return of its peers.

The funds’ advisors, Vanguard’s Quantitative Equity Group and Fixed Income Group, combine experienced and skilled portfolio management with refined risk control and trading systems. Over time, the funds have also benefited from their low operating costs, which allow shareholders to capture more of the markets’ returns. For a look at how the funds’ costs compare with the average expenses of peers, please see the table later in this letter.

A streamlined program for a lifetime of investing
A solid market turned soft in August and September, and stock prices retreated as the period progressed. Such severe volatility was last seen during the financial crisis of 2008–2009. As recent events prove so well, the investment environment can shift without notice. Despite a vast arsenal of tools and technology, even the most seasoned professionals can’t forecast the market’s frequent changes.

6

At Vanguard, we encourage investors to focus on a long-term strategy and concentrate less on the market’s daily movements. This means constructing a diversified portfolio of stocks, bonds, and money market instruments tailored to your own goals, time horizon, and tolerance for risk. The Vanguard Target Retirement Funds were built on these principles, providing a professionally managed portfolio that can help address your retirement investing needs through changing circumstances and challenging markets.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 14, 2011

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement Income Fund	$11.13	$11.22	$0.299	$0.024
Target Retirement 2005 Fund	$11.71	$11.85	$0.290	$0.025
Target Retirement 2010 Fund	$21.87	$21.91	$0.511	$0.043
Target Retirement 2015 Fund	$12.03	$11.91	$0.276	$0.024
Target Retirement 2020 Fund	$21.17	$20.83	$0.444	$0.035
Target Retirement 2025 Fund	$11.97	$11.71	$0.250	$0.016

Asset Allocation on September 30, 2011
			Short-Term
	Stocks	Bonds	Reserves
Target Retirement Income Fund	29.5%	65.5%	5.0%
Target Retirement 2005 Fund	31.7%	63.8%	4.5%
Target Retirement 2010 Fund	45.9%	53.2%	0.9%
Target Retirement 2015 Fund	56.8%	43.2%	0.0%
Target Retirement 2020 Fund	65.1%	34.9%	0.0%
Target Retirement 2025 Fund	72.6%	27.4%	0.0%

Note: The Income Fund’s allocations do not change. As of September 30, 2011, international stock weightings for the Income, 2005, 2010, 2015, 2020, and 2025 Funds were 9%, 10%, 14%, 17%, 20%, and 22% of assets, respectively.

Target Retirement Income Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTINX
30-Day SEC Yield	2.69%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	45.5%
Vanguard Total Stock Market Index Fund
Investor Shares	20.7
Vanguard Inflation-Protected Securities
Fund Investor Shares	20.0
Vanguard Total International Stock Index
Fund Investor Shares	8.8
Vanguard Prime Money Market Fund
Investor Shares	5.0

Total Fund Volatility Measures
	Target	Barclays
	Income	Aggregate
	Composite	Bond
	Index	Index
R-Squared	1.00	0.25
Beta	1.00	1.02

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Income Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.17%.

Target Retirement Income Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement Income Fund	3.70%	4.61%	4.96%	$14,672
Barclays Capital U.S. Aggregate Bond
Index	5.26	6.53	5.51	15,302
Target Income Composite Index	3.76	4.52	4.94	14,657
Mixed-Asset Target Allocation
Conservative Funds Average	0.88	2.47	3.44	13,073
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target Income Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays Capital U.S. Treasury Inflation Protected Securities Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Target Retirement Income Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2011

Target Retirement Income Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (20.6%)
Vanguard Total Stock Market Index Fund Investor Shares	35,041,051	983,602

International Stock Fund (8.8%)
Vanguard Total International Stock Index Fund Investor Shares	32,514,150	420,083

Bond Funds (65.4%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	197,799,170	2,163,923
Vanguard Inflation-Protected Securities Fund Investor Shares	68,201,897	953,462
		3,117,385
Money Market Funds (5.1%)
Vanguard Prime Money Market Fund Investor Shares	239,414,255	239,414
[1] Vanguard Market Liquidity Fund, 0.144%	1,041,647	1,042
		240,456
Total Investment Companies (Cost $4,581,430)		4,761,526
Other Assets and Liabilities (0.1%)
Other Assets		13,644
Liabilities		(10,438)
		3,206
Net Assets (100%)
Applicable to 424,566,579 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,764,732
Net Asset Value Per Share		$11.22

Target Retirement Income Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,606,298
Undistributed Net Investment Income	1,999
Accumulated Net Realized Losses	(23,661)
Unrealized Appreciation (Depreciation)	180,096
Net Assets	4,764,732

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	113,850
Net Investment Income—Note B	113,850
Realized Net Gain (Loss)
Capital Gain Distributions Received	11,284
Investment Securities Sold	14,885
Realized Net Gain (Loss)	26,169
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(11,577)
Net Increase (Decrease) in Net Assets Resulting from Operations	128,442

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	113,850	81,997
Realized Net Gain (Loss)	26,169	(549)
Change in Unrealized Appreciation (Depreciation)	(11,577)	185,970
Net Increase (Decrease) in Net Assets Resulting from Operations	128,442	267,418
Distributions
Net Investment Income	(113,803)	(81,428)
Realized Capital Gain[1]	(8,254)	—
Total Distributions	(122,057)	(81,428)
Capital Share Transactions
Issued	2,148,360	1,674,140
Issued in Lieu of Cash Distributions	116,593	77,463
Redeemed	(1,129,601)	(777,327)
Net Increase (Decrease) from Capital Share Transactions	1,135,352	974,276
Total Increase (Decrease)	1,141,737	1,160,266
Net Assets
Beginning of Period	3,622,995	2,462,729
End of Period[2]	4,764,732	3,622,995

1 Includes fiscal 2011 short-term gain distributions totaling $8,254,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $1,999,000 and $1,952,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.13	$10.49	$10.19	$11.08	$10.52
Investment Operations
Net Investment Income	.303[1]	.288	.268	.427	.430[1]
Capital Gain Distributions Received	.030[1]	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.080	.640	.302	(.878)	.540
Total from Investment Operations	.413	.928	.570	(.451)	.970
Distributions
Dividends from Net Investment Income	(.299)	(.288)	(.270)	(.439)	(.410)
Distributions from Realized Capital Gains	(.024)	—	—	—	—
Total Distributions	(.323)	(.288)	(.270)	(.439)	(.410)
Net Asset Value, End of Period	$11.22	$11.13	$10.49	$10.19	$11.08

Total Return[2]	3.70%	8.97%	5.84%	-4.23%	9.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,765	$3,623	$2,463	$2,046	$1,336
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.21%	0.19%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.65%	2.70%	2.78%	4.11%	4.03%
Portfolio Turnover Rate	14%[3]	12%	29%[4]	14%	3%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement Income Fund

Notes to Financial Statements

Vanguard Target Retirement Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement Income Fund

For tax purposes, at September 30, 2011, the fund had $2,054,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2011, the fund had available capital loss carryforwards totaling $11,953,000 to offset future net capital gains through September 30, 2018. In addition, the fund realized losses of $3,623,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $4,589,570,000. Net unrealized appreciation of investment securities for tax purposes was $171,956,000, consisting of unrealized gains of $254,813,000 on securities that had risen in value since their purchase and $82,857,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $1,958,654,000 of investment securities and sold $822,849,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	187,588	155,610
Issued in Lieu of Cash Distributions	10,255	7,185
Redeemed	(98,730)	(72,208)
Net Increase (Decrease) in Shares Outstanding	99,113	90,587

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2005 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTOVX
30-Day SEC Yield	2.67%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	44.8%
Vanguard Total Stock Market Index Fund
Investor Shares	22.2
Vanguard Inflation-Protected Securities
Fund Investor Shares	19.0
Vanguard Total International Stock Index
Fund Investor Shares	9.5
Vanguard Prime Money Market Fund
Investor Shares	4.5

Total Fund Volatility Measures
		DJ
	Target 2005	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.87
Beta	1.00	0.42

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2005 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.17%.

Target Retirement 2005 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2005 Fund	3.92%	4.02%	4.96%	$14,679
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.94	13,581
Target 2005 Composite Index	3.81	3.96	5.00	14,716
Mixed-Asset Target Allocation
Conservative Funds Average	0.88	2.47	3.50	13,138
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2005 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays Capital U.S. Treasury Inflation Protected Securities Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target Allocation Conservative Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2005 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2011

Target Retirement 2005 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (22.2%)
Vanguard Total Stock Market Index Fund Investor Shares	17,396,090	488,308

International Stock Fund (9.5%)
Vanguard Total International Stock Index Fund Investor Shares	16,079,458	207,747

Bond Funds (63.8%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	90,105,660	985,756
Vanguard Inflation-Protected Securities Fund Investor Shares	29,861,385	417,462
		1,403,218
Money Market Fund (4.5%)
Vanguard Prime Money Market Fund Investor Shares	99,083,736	99,084
Total Investment Companies (Cost $2,079,484)		2,198,357
Other Assets and Liabilities (0.0%)
Other Assets		6,828
Liabilities		(5,861)
		967
Net Assets (100%)
Applicable to 185,630,038 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,199,324
Net Asset Value Per Share		$11.85

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,098,644
Undistributed Net Investment Income	39,595
Accumulated Net Realized Losses	(57,788)
Unrealized Appreciation (Depreciation)	118,873
Net Assets	2,199,324

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	58,009
Net Investment Income—Note B	58,009
Realized Net Gain (Loss)
Capital Gain Distributions Received	6,209
Investment Securities Sold	16,678
Realized Net Gain (Loss)	22,887
Change in Unrealized Appreciation (Depreciation) of Investment Securities	2,922
Net Increase (Decrease) in Net Assets Resulting from Operations	83,818

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	58,009	55,145
Realized Net Gain (Loss)	22,887	(5,672)
Change in Unrealized Appreciation (Depreciation)	2,922	132,956
Net Increase (Decrease) in Net Assets Resulting from Operations	83,818	182,429
Distributions
Net Investment Income	(53,106)	(48,354)
Realized Capital Gain[1]	(4,578)	—
Total Distributions	(57,684)	(48,354)
Capital Share Transactions
Issued	611,839	732,870
Issued in Lieu of Cash Distributions	56,617	47,561
Redeemed	(693,216)	(531,282)
Net Increase (Decrease) from Capital Share Transactions	(24,760)	249,149
Total Increase (Decrease)	1,374	383,224
Net Assets
Beginning of Period	2,197,950	1,814,726
End of Period[2]	2,199,324	2,197,950

1 Includes fiscal 2011 short-term gain distributions totaling $4,578,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $39,595,000 and $34,692,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.71	$10.98	$10.99	$12.31	$11.38
Investment Operations
Net Investment Income	.318	.293	.303	.439[1]	.420[1]
Capital Gain Distributions Received	.033	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	.104	.714	.114	(1.379)	.870
Total from Investment Operations	.455	1.007	.417	(.940)	1.290
Distributions
Dividends from Net Investment Income	(.290)	(.277)	(.427)	(.380)	(.360)
Distributions from Realized Capital Gains	(.025)	—	—	—	—
Total Distributions	(.315)	(.277)	(.427)	(.380)	(.360)
Net Asset Value, End of Period	$11.85	$11.71	$10.98	$10.99	$12.31

Total Return[2]	3.92%	9.33%	4.33%	-7.89%	11.56%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,199	$2,198	$1,815	$1,767	$1,473
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.21%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.62%	2.71%	2.95%	3.71%	3.56%
Portfolio Turnover Rate	27%[3]	21%	44%[4]	21%	6%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2005 Fund

Notes to Financial Statements

Vanguard Target Retirement 2005 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2005 Fund

For tax purposes, at September 30, 2011, the fund had $39,574,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2011, the fund had available capital loss carryforwards totaling $54,857,000 to offset future net capital gains through September 30, 2018.

At September 30, 2011, the cost of investment securities for tax purposes was $2,082,395,000. Net unrealized appreciation of investment securities for tax purposes was $115,962,000 consisting of unrealized gains of $154,794,000 on securities that had risen in value since their purchase and $38,832,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $756,742,000 of investment securities and sold $775,892,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	51,060	65,509
Issued in Lieu of Cash Distributions	4,839	4,316
Redeemed	(58,030)	(47,270)
Net Increase (Decrease) in Shares Outstanding	(2,131)	22,555

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

In September 2011, the fund’s board of trustees approved a plan of reorganization of Vanguard Target Retirement 2005 Fund into Vanguard Target Retirement Income Fund. The reorganization does not require shareholder approval. Shares of Vanguard Target Retirement 2005 Fund will be exchanged for new shares of Vanguard Target Retirement Income Fund. The reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes, and to be completed on or around February 10, 2012. In anticipation of the merger, the Target Retirement 2005 Fund has been closed to new accounts.

Target Retirement 2010 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTENX
30-Day SEC Yield	2.58%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	41.4%
Vanguard Total Stock Market Index Fund
Investor Shares	32.0
Vanguard Total International Stock Index
Fund Investor Shares	13.9
Vanguard Inflation-Protected Securities
Fund Investor Shares	11.8
Vanguard Prime Money Market Fund
Investor Shares	0.9

Total Fund Volatility Measures
		DJ
	Target 2010	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.94
Beta	1.00	0.55

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2010 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.17%.

Target Retirement 2010 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2010 Fund	2.68%	3.17%	3.94%	$12,282
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	0.53	10,283
Target 2010 Composite Index	2.57	3.12	3.88	12,241
Mixed-Asset Target 2010 Funds
Average	0.34	1.67	2.44	11,364
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2010 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays Capital U.S. Treasury Inflation Protected Securities Index; for short-term reserves, the Citigroup Three-Month Treasury Bill Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2010 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2010 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2011

Target Retirement 2010 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (32.0%)
Vanguard Total Stock Market Index Fund Investor Shares	54,100,800	1,518,610

International Stock Fund (13.9%)
Vanguard Total International Stock Index Fund Investor Shares	50,946,685	658,231

Bond Funds (53.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	179,627,717	1,965,127
Vanguard Inflation-Protected Securities Fund Investor Shares	40,183,106	561,760
		2,526,887
Money Market Funds (0.9%)
Vanguard Prime Money Market Fund Investor Shares	43,672,000	43,672
[1] Vanguard Market Liquidity Fund, 0.144%	645,359	645
		44,317
Total Investment Companies (Cost $4,713,469)		4,748,045
Other Assets and Liabilities (0.0%)
Other Assets		12,436
Liabilities		(13,105)
		(669)
Net Assets (100%)
Applicable to 216,654,867 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,747,376
Net Asset Value Per Share		$21.91

Target Retirement 2010 Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	4,726,176
Undistributed Net Investment Income	79,702
Accumulated Net Realized Losses	(93,078)
Unrealized Appreciation (Depreciation)	34,576
Net Assets	4,747,376

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	116,426
Net Investment Income—Note B	116,426
Realized Net Gain (Loss)
Capital Gain Distributions Received	11,588
Investment Securities Sold	(29,452)
Realized Net Gain (Loss)	(17,864)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(1,898)
Net Increase (Decrease) in Net Assets Resulting from Operations	96,664

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	116,426	99,252
Realized Net Gain (Loss)	(17,864)	(24,327)
Change in Unrealized Appreciation (Depreciation)	(1,898)	274,253
Net Increase (Decrease) in Net Assets Resulting from Operations	96,664	349,178
Distributions
Net Investment Income	(100,684)	(80,923)
Realized Capital Gain[1]	(8,472)	—
Total Distributions	(109,156)	(80,923)
Capital Share Transactions
Issued	1,835,448	1,813,457
Issued in Lieu of Cash Distributions	107,920	80,380
Redeemed	(1,430,032)	(980,136)
Net Increase (Decrease) from Capital Share Transactions	513,336	913,701
Total Increase (Decrease)	500,844	1,181,956
Net Assets
Beginning of Period	4,246,532	3,064,576
End of Period[2]	4,747,376	4,246,532

1 Includes fiscal 2011 short-term gain distributions totaling $8,472,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $79,702,000 and $63,960,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.87	$20.39	$20.47	$23.54	$21.01
Investment Operations
Net Investment Income	.560[1]	.520	.553	.744[1]	.730[1]
Capital Gain Distributions Received	.056[1]	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.022)	1.455	.046	(3.354)	1.980
Total from Investment Operations	.594	1.975	.599	(2.610)	2.710
Distributions
Dividends from Net Investment Income	(.511)	(.495)	(.679)	(.460)	(.180)
Distributions from Realized Capital Gains	(.043)	—	—	—	—
Total Distributions	(.554)	(.495)	(.679)	(.460)	(.180)
Net Asset Value, End of Period	$21.91	$21.87	$20.39	$20.47	$23.54

Total Return[2]	2.68%	9.83%	3.47%	-11.30%	12.96%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,747	$4,247	$3,065	$2,567	$1,297
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.21%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.46%	2.67%	3.15%	3.34%	3.26%
Portfolio Turnover Rate	27%[3]	19%	41%[4]	18%	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2010 Fund

Notes to Financial Statements

Vanguard Target Retirement 2010 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, bonds, and short-term reserves.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2010 Fund

For tax purposes, at September 30, 2011, the fund had $79,770,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2011, the fund had available capital loss carryforwards totaling $47,220,000 to offset future net capital gains of $5,639,000 through September 30, 2017, $26,042,000 through September 30, 2018, and $15,539,000 through September 30, 2019. In addition, the fund realized losses of $29,938,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $4,729,456,000. Net unrealized appreciation of investment securities for tax purposes was $18,589,000, consisting of unrealized gains of $198,263,000 on securities that had risen in value since their purchase and $179,674,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $2,205,690,000 of investment securities and sold $1,676,163,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	80,703	86,856
Issued in Lieu of Cash Distributions	4,848	3,896
Redeemed	(63,101)	(46,824)
Net Increase (Decrease) in Shares Outstanding	22,450	43,928

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2015 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTXVX
30-Day SEC Yield	2.42%
Acquired Fund Fees and Expenses[1]	0.16%

Allocation to Underlying Vanguard Funds
Vanguard Total Bond Market II Index Fund
Investor Shares	40.7%
Vanguard Total Stock Market Index Fund
Investor Shares	39.8
Vanguard Total International Stock Index
Fund Investor Shares	17.0
Vanguard Inflation-Protected Securities
Fund Investor Shares	2.5

Total Fund Volatility Measures
		DJ
	Target 2015	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.97
Beta	1.00	0.64

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2015 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.17%.

Target Retirement 2015 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2015 Fund	1.40%	2.43%	4.61%	$14,291
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.94	13,581
Target 2015 Composite Index	1.23	2.31	4.55	14,234
Mixed-Asset Target 2015 Funds
Average	0.15	1.01	3.66	13,300
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2015 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter, as well as the Barclays Capital U.S. Treasury Inflation Protected Securities Index; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2015 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2015 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2011

Target Retirement 2015 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (39.8%)
Vanguard Total Stock Market Index Fund Investor Shares	190,517,551	5,347,828

International Stock Fund (17.0%)
Vanguard Total International Stock Index Fund Investor Shares	176,847,040	2,284,864

Bond Funds (43.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	498,707,048	5,455,855
Vanguard Inflation-Protected Securities Fund Investor Shares	24,352,273	340,445
		5,796,300
Total Investment Companies (Cost $13,332,311)		13,428,992
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $690)	690,000	690
Total Investments (100.0%) (Cost $13,333,001)		13,429,682
Other Assets and Liabilities (0.0%)
Other Assets		28,786
Liabilities		(23,774)
		5,012
Net Assets (100%)
Applicable to 1,128,488,077 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		13,434,694
Net Asset Value Per Share		$11.91

Target Retirement 2015 Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	13,261,183
Undistributed Net Investment Income	209,135
Accumulated Net Realized Losses	(132,305)
Unrealized Appreciation (Depreciation)	96,681
Net Assets	13,434,694

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	311,191
Net Investment Income—Note B	311,191
Realized Net Gain (Loss)
Capital Gain Distributions Received	34,055
Investment Securities Sold	34,339
Realized Net Gain (Loss)	68,394
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(276,867)
Net Increase (Decrease) in Net Assets Resulting from Operations	102,718

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	311,191	288,630
Realized Net Gain (Loss)	68,394	(31,485)
Change in Unrealized Appreciation (Depreciation)	(276,867)	806,619
Net Increase (Decrease) in Net Assets Resulting from Operations	102,718	1,063,764
Distributions
Net Investment Income	(288,841)	(247,227)
Realized Capital Gain[1]	(25,117)	—
Total Distributions	(313,958)	(247,227)
Capital Share Transactions
Issued	4,194,618	3,937,991
Issued in Lieu of Cash Distributions	311,203	246,248
Redeemed	(3,325,763)	(2,042,392)
Net Increase (Decrease) from Capital Share Transactions	1,180,058	2,141,847
Total Increase (Decrease)	968,818	2,958,384
Net Assets
Beginning of Period	12,465,876	9,507,492
End of Period[2]	13,434,694	12,465,876

1 Includes fiscal 2011 short-term gain distributions totaling $25,117,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $209,135,000 and $186,785,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.03	$11.21	$11.34	$13.49	$12.10
Investment Operations
Net Investment Income	.283[1]	.285	.307	.380[1]	.380[1]
Capital Gain Distributions Received	.031[1]	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.134)	.811	(.072)	(2.190)	1.320
Total from Investment Operations	.180	1.096	.235	(1.810)	1.700
Distributions
Dividends from Net Investment Income	(.276)	(.276)	(.365)	(.340)	(.310)
Distributions from Realized Capital Gains	(.024)	—	—	—	—
Total Distributions	(.300)	(.276)	(.365)	(.340)	(.310)
Net Asset Value, End of Period	$11.91	$12.03	$11.21	$11.34	$13.49

Total Return[2]	1.40%	9.92%	2.66%	-13.75%	14.25%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,435	$12,466	$9,507	$7,804	$6,619
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.21%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.24%	2.62%	3.31%	3.02%	2.93%
Portfolio Turnover Rate	27%[3]	19%	37%[4]	24%	5%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2015 Fund

Notes to Financial Statements

Vanguard Target Retirement 2015 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2015 Fund

For tax purposes, at September 30, 2011, the fund had $209,125,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2011, the fund had available capital loss carryforwards totaling $27,719,000 to offset future net capital gains through September 30, 2018. In addition, the fund realized losses of $63,601,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $13,373,976,000. Net unrealized appreciation of investment securities for tax purposes was $55,706,000, consisting of unrealized gains of $514,197,000 on securities that had risen in value since their purchase and $458,491,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $6,411,453,000 of investment securities and sold $5,202,877,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	332,265	343,338
Issued in Lieu of Cash Distributions	25,097	21,639
Redeemed	(265,009)	(177,195)
Net Increase (Decrease) in Shares Outstanding	92,353	187,782

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2020 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTWNX
30-Day SEC Yield	2.31%
Acquired Fund Fees and Expenses[1]	0.17%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	45.6%
Vanguard Total Bond Market II Index Fund
Investor Shares	34.9
Vanguard Total International Stock Index
Fund Investor Shares	19.5

Total Fund Volatility Measures
		DJ
	Target 2020	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.01	0.72

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2020 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.17%.

Target Retirement 2020 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2020 Fund	0.53%	1.76%	2.72%	$11,532
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	0.53	10,283
Target 2020 Composite Index	0.79	1.78	2.74	11,545
Mixed-Asset Target 2020 Funds
Average	-0.18	0.79	1.74	10,962
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2020 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies. Mixed-Asset Target 2020 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2020 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2011

Target Retirement 2020 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (45.6%)
Vanguard Total Stock Market Index Fund Investor Shares	179,020,366	5,025,102

International Stock Fund (19.5%)
Vanguard Total International Stock Index Fund Investor Shares	166,269,398	2,148,200

Bond Fund (34.9%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	351,994,119	3,850,816
Total Investment Companies (Cost $11,182,304)		11,024,118
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $1,973)	1,972,857	1,973
Total Investments (100.0%) (Cost $11,184,277)		11,026,091
Other Assets and Liabilities (0.0%)
Other Assets		32,671
Liabilities		(27,239)
		5,432
Net Assets (100%)
Applicable to 529,666,764 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		11,031,523
Net Asset Value Per Share		$20.83

Target Retirement 2020 Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	11,150,243
Undistributed Net Investment Income	154,131
Accumulated Net Realized Losses	(114,665)
Unrealized Appreciation (Depreciation)	(158,186)
Net Assets	11,031,523

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	229,705
Net Investment Income—Note B	229,705
Realized Net Gain (Loss)
Capital Gain Distributions Received	21,165
Investment Securities Sold	(41,560)
Realized Net Gain (Loss)	(20,395)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(332,355)
Net Increase (Decrease) in Net Assets Resulting from Operations	(123,045)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	229,705	184,448
Realized Net Gain (Loss)	(20,395)	(47,295)
Change in Unrealized Appreciation (Depreciation)	(332,355)	578,699
Net Increase (Decrease) in Net Assets Resulting from Operations	(123,045)	715,852
Distributions
Net Investment Income	(195,538)	(141,070)
Realized Capital Gain[1]	(15,414)	—
Total Distributions	(210,952)	(141,070)
Capital Share Transactions
Issued	4,414,516	3,687,694
Issued in Lieu of Cash Distributions	209,835	140,582
Redeemed	(2,149,043)	(1,218,557)
Net Increase (Decrease) from Capital Share Transactions	2,475,308	2,609,719
Total Increase (Decrease)	2,141,311	3,184,501
Net Assets
Beginning of Period	8,890,212	5,705,711
End of Period[2]	11,031,523	8,890,212

1 Includes fiscal 2011 short-term gain distributions totaling $15,414,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $154,131,000 and $119,964,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$21.17	$19.66	$20.03	$24.15	$21.14
Investment Operations
Net Investment Income	.473[1]	.510[1]	.539[1]	.619[1]	.600[1]
Capital Gain Distributions Received	.044[1]	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.378)	1.440	(.360)	(4.329)	2.600
Total from Investment Operations	.139	1.950	.179	(3.710)	3.200
Distributions
Dividends from Net Investment Income	(.444)	(.440)	(.549)	(.410)	(.190)
Distributions from Realized Capital Gains	(.035)	—	—	—	—
Total Distributions	(.479)	(.440)	(.549)	(.410)	(.190)
Net Asset Value, End of Period	$20.83	$21.17	$19.66	$20.03	$24.15

Total Return[2]	0.53%	10.04%	1.44%	-15.61%	15.21%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,032	$8,890	$5,706	$3,859	$1,719
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.17%	0.17%	0.21%	0.19%	0.20%
Ratio of Net Investment Income to
Average Net Assets	2.11%	2.51%	3.19%	2.79%	2.61%
Portfolio Turnover Rate	23%[3]	14%	27%[4]	15%	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2020 Fund

Notes to Financial Statements

Vanguard Target Retirement 2020 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2020 Fund

For tax purposes, at September 30, 2011, the fund had $154,302,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2011, the fund had available capital loss carryforwards totaling $32,992,000 to offset future net capital gains of $6,167,000 through September 30, 2017, $21,253,000 through September 30, 2018, and $5,572,000 through September 30, 2019. In addition, the fund realized losses of $40,268,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $11,225,854,000. Net unrealized depreciation of investment securities for tax purposes was $199,763,000, consisting of unrealized gains of $244,409,000 on securities that had risen in value since their purchase and $444,172,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $6,184,582,000 of investment securities and sold $3,671,065,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	196,781	182,806
Issued in Lieu of Cash Distributions	9,508	6,998
Redeemed	(96,606)	(60,060)
Net Increase (Decrease) in Shares Outstanding	109,683	129,744

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Target Retirement 2025 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTTVX
30-Day SEC Yield	2.24%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	50.9%
Vanguard Total Bond Market II Index Fund
Investor Shares	27.4
Vanguard Total International Stock Index
Fund Investor Shares	21.7

Total Fund Volatility Measures
		DJ
	Target 2025	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.98
Beta	1.01	0.80

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2025 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.18%.

Target Retirement 2025 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2025 Fund	-0.11%	1.12%	4.14%	$13,790
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.94	13,581
Target 2025 Composite Index	0.17	1.15	4.18	13,830
Mixed-Asset Target 2025 Funds
Average	-1.22	0.20	3.79	13,433
"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2025 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2025 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

Target Retirement 2025 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2011

Target Retirement 2025 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (50.9%)
Vanguard Total Stock Market Index Fund Investor Shares	271,705,361	7,626,769

International Stock Fund (21.7%)
Vanguard Total International Stock Index Fund Investor Shares	251,969,039	3,255,440

Bond Fund (27.3%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	374,842,218	4,100,774
Total Investment Companies (Cost $15,206,853)		14,982,983
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $4,134)	4,133,871	4,134
Total Investments (99.9%) (Cost $15,210,987)		14,987,117
Other Assets and Liabilities (0.1%)
Other Assets		40,622
Liabilities		(30,285)
		10,337
Net Assets (100%)
Applicable to 1,281,157,000 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		14,997,454
Net Asset Value Per Share		$11.71

Target Retirement 2025 Fund

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	15,157,737
Undistributed Net Investment Income	200,673
Accumulated Net Realized Losses	(137,086)
Unrealized Appreciation (Depreciation)	(223,870)
Net Assets	14,997,454

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	315,625
Net Investment Income—Note B	315,625
Realized Net Gain (Loss)
Capital Gain Distributions Received	24,549
Investment Securities Sold	(23,774)
Realized Net Gain (Loss)	775
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(492,656)
Net Increase (Decrease) in Net Assets Resulting from Operations	(176,256)

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	315,625	284,420
Realized Net Gain (Loss)	775	(30,823)
Change in Unrealized Appreciation (Depreciation)	(492,656)	902,782
Net Increase (Decrease) in Net Assets Resulting from Operations	(176,256)	1,156,379
Distributions
Net Investment Income	(289,553)	(237,667)
Realized Capital Gain[1]	(18,531)	—
Total Distributions	(308,084)	(237,667)
Capital Share Transactions
Issued	4,556,327	4,234,050
Issued in Lieu of Cash Distributions	305,363	236,845
Redeemed	(3,032,384)	(1,668,731)
Net Increase (Decrease) from Capital Share Transactions	1,829,306	2,802,164
Total Increase (Decrease)	1,344,966	3,720,876
Net Assets
Beginning of Period	13,652,488	9,931,612
End of Period[2]	14,997,454	13,652,488

1 Includes fiscal 2011 short-term gain distributions totaling $18,531,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $200,673,000 and $174,601,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$11.97	$11.11	$11.49	$14.26	$12.51
Investment Operations
Net Investment Income	.257†	.262	.279	.307	.300
Capital Gain Distributions Received	.020†	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.271)	.850	(.336)	(2.767)	1.740
Total from Investment Operations	.006	1.112	(.057)	(2.460)	2.040
Distributions
Dividends from Net Investment Income	(.250)	(.252)	(.323)	(.310)	(.290)
Distributions from Realized Capital Gains	(.016)	—	—	—	—
Total Distributions	(.266)	(.252)	(.323)	(.310)	(.290)
Net Asset Value, End of Period	$11.71	$11.97	$11.11	$11.49	$14.26

Total Return[1]	-0.11%	10.12%	0.10%	-17.61%	16.51%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,997	$13,652	$9,932	$7,769	$6,721
Ratio of Total Expenses to
Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.18%	0.21%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.42%	3.09%	2.59%	2.43%
Portfolio Turnover Rate	23%[2]	11%	21%[3]	17%	4%

† Calculated based on average shares outstanding.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

Target Retirement 2025 Fund

Notes to Financial Statements

Vanguard Target Retirement 2025 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Target Retirement 2025 Fund

For tax purposes, at September 30, 2011, the fund had $200,254,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. At September 30, 2011, the fund had available capital loss carryforwards totaling $7,742,000 to offset future net capital gains through September 30, 2018. In addition, the fund realized losses of $84,622,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $15,255,291,000. Net unrealized depreciation of investment securities for tax purposes was $268,174,000, consisting of unrealized gains of $391,153,000 on securities that had risen in value since their purchase and $659,327,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $7,471,867,000 of investment securities and sold $5,615,881,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	356,359	371,227
Issued in Lieu of Cash Distributions	24,235	20,776
Redeemed	(239,602)	(145,642)
Net Increase (Decrease) in Shares Outstanding	140,992	246,361

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement Income Fund, Vanguard Target Retirement 2005 Fund, Vanguard Target Retirement 2010 Fund, Vanguard Target Retirement 2015 Fund, Vanguard Target Retirement 2020 Fund and Vanguard Target Retirement 2025 Fund (constituting six separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 15, 2011

Special 2011 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement Income Fund	19,466
Target Retirement 2005 Fund	13,069
Target Retirement 2010 Fund	35,592
Target Retirement 2015 Fund	125,992
Target Retirement 2020 Fund	101,523
Target Retirement 2025 Fund	172,950

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement Income Fund	12.8%
Target Retirement 2005 Fund	14.0
Target Retirement 2010 Fund	21.6
Target Retirement 2015 Fund	28.6
Target Retirement 2020 Fund	35.3
Target Retirement 2025 Fund	41.3

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2011
			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement Income Fund
Returns Before Taxes	3.70%	4.61%	4.96%
Returns After Taxes on Distributions	2.78	3.56	3.83
Returns After Taxes on Distributions and Sale of Fund Shares	2.50	3.37	3.63

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2005 Fund
Returns Before Taxes	3.92%	4.02%	4.96%
Returns After Taxes on Distributions	3.09	3.06	4.11
Returns After Taxes on Distributions and Sale of Fund Shares	2.66	2.92	3.82

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2010 Fund
Returns Before Taxes	2.68%	3.17%	3.94%
Returns After Taxes on Distributions	1.97	2.53	3.33
Returns After Taxes on Distributions and Sale of Fund Shares	1.91	2.40	3.08

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2011

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2015 Fund
Returns Before Taxes	1.40%	2.43%	4.61%
Returns After Taxes on Distributions	0.75	1.70	3.96
Returns After Taxes on Distributions and Sale of Fund Shares	1.13	1.74	3.67

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2020 Fund
Returns Before Taxes	0.53%	1.76%	2.72%
Returns After Taxes on Distributions	-0.01	1.26	2.24
Returns After Taxes on Distributions and Sale of Fund Shares	0.58	1.29	2.13

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2025 Fund
Returns Before Taxes	-0.11%	1.12%	4.14%
Returns After Taxes on Distributions	-0.60	0.55	3.62
Returns After Taxes on Distributions and Sale of Fund Shares	0.20	0.74	3.37

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Target Retirement Income Fund	$1,000.00	$991.08	$0.85
Target Retirement 2005 Fund	$1,000.00	$987.50	$0.85
Target Retirement 2010 Fund	$1,000.00	$954.27	$0.83
Target Retirement 2015 Fund	$1,000.00	$928.29	$0.82
Target Retirement 2020 Fund	$1,000.00	$909.21	$0.81
Target Retirement 2025 Fund	$1,000.00	$891.85	$0.81
Based on Hypothetical 5% Yearly Return
Target Retirement Income Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2005 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2010 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2015 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2020 Fund	$1,000.00	$1,024.22	$0.86
Target Retirement 2025 Fund	$1,000.00	$1,024.22	$0.86

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for that period are (in order as listed from top to bottom above) 0.17%, 0.17%, 0.17%, 0.17%, 0.17%, and 0.18%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

A registration statement relating to the Target
Fund Information > 800-662-7447	Retirement 2060 Fund has been filed with the
Direct Investor Account Services > 800-662-2739	Securities and Exchange Commission but has not
Institutional Investor Services > 800-523-1036	yet become effective. These securities may not be
Text Telephone for People	sold nor may offers to buy be accepted prior to the
With Hearing Impairment > 800-749-7273	time the registration statement becomes effective.
This communication shall not constitute an offer to
This material may be used in conjunction	sell or the solicitation of an offer to buy, nor shall
with the offering of shares of any Vanguard	there be any sale of, these securities in any state
fund only if preceded or accompanied by	in which such offer, solicitation, or sale would be
the fund’s current prospectus.	unlawful prior to registration or qualification under
the securities laws of any such state.
All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.	Copies of the final prospectus can be obtained
from Vanguard. Please note that a preliminary
You can obtain a free copy of Vanguard’s proxy voting	prospectus is subject to change.
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080 112011

Annual Report | September 30, 2011

Vanguard Target Retirement Funds

Vanguard Target Retirement 2030 Fund
Vanguard Target Retirement 2035 Fund
Vanguard Target Retirement 2040 Fund
Vanguard Target Retirement 2045 Fund
Vanguard Target Retirement 2050 Fund
Vanguard Target Retirement 2055 Fund

> The broad U.S. stock market returned less than 1% for the fiscal year ended September 30, 2011, after slumping through the spring and summer. International stocks suffered declines.

> For the 12 months, returns for the six Target Retirement Funds in this report ranged from –0.83% to –1.89%.

> Among the underlying funds that make up the funds’ portfolios, Vanguard Total International Stock Index Fund was the poorest performer, and Vanguard Total Bond Market II Index Fund was the strongest.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Target Retirement 2030 Fund.	9
Target Retirement 2035 Fund.	18
Target Retirement 2040 Fund.	27
Target Retirement 2045 Fund.	36
Target Retirement 2050 Fund.	45
Target Retirement 2055 Fund.	54
Your Fund’s After-Tax Returns.	65
About Your Fund’s Expenses.	67
Glossary.	69

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

See the Glossary for definitions of investment terms used in this report.

About the cover: Vanguard was named for the HMS Vanguard, flagship of British Admiral Horatio Nelson. A ship—whose performance and safety depend on the work of all hands—has served as a fitting metaphor for the Vanguard crew as we strive to help clients reach their financial goals.

Your Fund’s Total Returns

Fiscal Year Ended September 30, 2011
Total
Returns
Vanguard Target Retirement 2030 Fund	-0.83%
Target 2030 Composite Index	-0.49
Mixed-Asset Target 2030 Funds Average	-1.87
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2035 Fund	-1.55%
Target 2035 Composite Index	-1.16
Mixed-Asset Target 2035 Funds Average	-2.48
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2040 Fund	-1.87%
Target 2040 Composite Index	-1.45
Mixed-Asset Target 2040 Funds Average	-2.99
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2045 Fund	-1.82%
Target 2045 Composite Index	-1.45
Mixed-Asset Target 2045 Funds Average	-3.42
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2050 Fund	-1.89%
Target 2050 Composite Index	-1.45
Mixed-Asset Target 2050+ Funds Average	-3.61
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

Vanguard Target Retirement 2055 Fund	-1.58%
Target 2055 Composite Index	-1.45
Mixed-Asset Target 2050+ Funds Average	-3.61
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

Returns for the composite indexes are derived by applying the funds’ target allocations to the results of the following benchmarks: for U.S. stocks, the MSCI US Broad Market Index; for international stocks, the MSCI EAFE Index and the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; and for bonds, the Barclays Capital U.S. Aggregate Float Adjusted Index.

Investments in Target Retirement Funds are subject to the risks of their underlying funds. The year in the fund name refers to the approximate year (the target date) when an investor in the fund would retire and leave the work force. The fund will gradually shift its emphasis from more aggressive investments to more conservative ones based on its target date. An investment in a Target Retirement Fund is not guaranteed at any time, including on or after the target date.

1

Chairman’s Letter

Dear Shareholder,

For the fiscal year ended September 30, 2011, increasing volatility in global equity markets erased strong returns attained earlier. Bonds handily outperformed stocks during the 12 months as investors sought refuge in the markets’ safer regions. The six Vanguard Target Retirement Funds covered in this report had heavy equity allocations, and their negative returns reflect the weakness in the global stock markets.

This report features the performance of 6 of Vanguard’s 12 Target Retirement Funds (the shorter-dated funds are covered in a separate report). Because the target retirement dates for these funds are about 20 to 45 years in the future, they are intended for investors whose time horizon can accommodate sizable allocations to stocks, which historically have produced higher long-term returns than other asset classes, albeit with greater ups and downs. These allocations reflect Vanguard’s belief that stocks are a powerful means of building long-term wealth for retirement.

Please note that Vanguard has filed a registration statement with the U.S. Securities and Exchange Commission for the Target Retirement 2060 Fund, which is aimed at investors who plan to retire and leave the workforce in or within a few years of 2060. At the time the fund is launched in early 2012, those investors will be about 20 years old.

2

A swift change in sentiment weighed on stock prices
Global stock markets rallied through the first half of the fiscal year as corporate earnings surged and the economic recovery seemed to be gathering steam. In the second half, however, stock prices tumbled as economic indicators took a turn for the worse and U.S. and European policymaking strife dominated the headlines. (Standard & Poor’s, the ratings agency, downgraded the U.S. credit rating, in large part because of the political gridlock on display during the debt-ceiling debate. Vanguard’s confidence in the “full faith and credit” of the U.S. Treasury remains unshaken.)

The U.S. stock market’s second-half weakness sapped its first-half strength. The broad market returned 0.31% for the full 12 months. International stocks, which gained less at the start of the year and lost more at the end, returned –10.81% in U.S. dollars.

Bond prices rallied as optimism faded
The stock market’s pattern of strength and weakness was inverted in the bond market. Early in the year, bond prices retreated, consistent with investor optimism about economic growth. Later in the year, as optimism gave way to anxiety, bond prices surged, driving yields to remarkable lows. At the end of September, the yield of

Market Barometer
		Average Annual Total Returns
		Periods Ended September 30, 2011
	One	Three	Five
	Year	Years	Years
Stocks
Russell 1000 Index (Large-caps)	0.91%	1.61%	-0.91%
Russell 2000 Index (Small-caps)	-3.53	-0.37	-1.02
Dow Jones U.S. Total Stock Market Index	0.31	1.75	-0.57
MSCI All Country World Index ex USA (International)	-10.81	0.52	-1.57

Bonds
Barclays Capital U.S. Aggregate Bond Index (Broad
taxable market)	5.26%	7.97%	6.53%
Barclays Capital Municipal Bond Index (Broad
tax-exempt market)	3.88	8.08	5.01
Citigroup Three-Month U.S. Treasury Bill Index	0.11	0.19	1.61

CPI
Consumer Price Index	3.87%	1.22%	2.26%

3

the 10-year U.S. Treasury note, a benchmark for longer-term interest rates, stood at 1.93%. Bond indexes recorded impressive returns, though it’s worth noting that shrinking yields imply lower returns on prospective investments.

The yields of money market instruments hovered near zero, as they have since December 2008, when the Federal Reserve cut its target for short-term interest rates to between 0% and 0.25%. Toward the end of the period, the Fed indicated that it expected to maintain this exceptionally low target at least through mid-2013.

Large exposure to stocks limited funds’ returns
The Vanguard Target Retirement Funds were created as vehicles for investors on the road to retirement. Each fund is composed of other Vanguard funds and combines stock, bond, and money market holdings in proportions tailored to an investor’s expected retirement date. As the investor moves closer to retirement, the asset mix becomes more conservative, gradually tilting toward fewer stocks and more bonds and money market funds, whose prices are less volatile. It becomes increasingly important to limit a portfolio’s fluctuations as the need for income and wealth preservation draws closer.

Expense Ratios
Your Fund Compared With Its Peer Group
	Acquired Fund Fees	Peer Group
	and Expenses	Average
Target Retirement 2030 Fund	0.18%	0.61%
Target Retirement 2035 Fund	0.19	0.51
Target Retirement 2040 Fund	0.19	0.62
Target Retirement 2045 Fund	0.19	0.52
Target Retirement 2050 Fund	0.19	0.60
Target Retirement 2055 Fund	0.19	0.60

The fund expense figures shown—drawn from the prospectus dated January 26, 2011—represent an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement Funds invest. The Target Retirement Funds do not charge any expenses or fees of their own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.18% for the 2030 Fund, 0.19% for the 2035 Fund, 0.19% for the 2040 Fund, 0.19% for the 2045 Fund, 0.19% for the 2050 Fund, and 0.19% for the 2055 Fund. Peer group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2010.

Peer groups: For the Target Retirement 2030 Fund, Mixed-Asset Target 2030 Funds Average; for the 2035 Fund, Mixed-Asset Target 2035 Funds Average; for the 2040 Fund, Mixed-Asset Target 2040 Funds Average; for the 2045 Fund, Mixed-Asset Target 2045 Funds Average; and for the 2050 and 2055 Funds, Mixed-Asset Target 2050+ Funds.

4

For most investors in the funds described in this report, retirement is about 20 years or more away. These funds, therefore, maintain a growth-oriented asset allocation and have a large exposure to U.S. and international stocks. Their fiscal-year performance reflected an investing environment that turned from sweet to sour as the year progressed, although the funds’ bond holdings served as a bit of a buffer as stocks declined.

As of September 30, the four funds with target dates from 2040 to 2055 held nearly 63% of their assets in U.S. stocks, 27% in international stocks, and 10% in bonds, while the Target Date 2035 Fund included

Total Returns
Inception Through September 30, 2011
Average
Annual Return
Target Retirement 2030 Fund (Returns since inception: 6/7/2006)	1.57%
Target 2030 Composite Index	1.63
Mixed-Asset Target 2030 Funds Average	0.62
Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2035 Fund (Returns since inception: 10/27/2003)	4.02%
Target 2035 Composite Index	4.12
Mixed-Asset Target 2035 Funds Average	3.61
Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2040 Fund (Returns since inception: 6/7/2006)	1.00%
Target 2040 Composite Index	1.04
Mixed-Asset Target 2040 Funds Average	0.00
Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2045 Fund (Returns since inception: 10/27/2003)	4.38%
Target 2045 Composite Index	4.45
Mixed-Asset Target 2045 Funds Average	3.92
Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper Inc.
Target Retirement 2050 Fund (Returns since inception: 6/7/2006)	1.09%
Target 2050 Composite Index	1.12
Mixed-Asset Target 2050+ Funds Average	-0.02
Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

The Target Retirement 2055 Fund is not listed because the fund has operated for less than three years.

5

slightly more bonds. Returns of the five funds ranged from –1.55% for the 2035 Fund to –1.89% for the 2050 Fund. The Target Retirement 2030 Fund, which had nearly a 20% allocation to bonds, returned –0.83%.

The retreat of international stock markets amid debt worries in Europe and fear that growth would weaken in China and other emerging markets pushed the funds’ results into negative territory. Of the three underlying funds in each of their portfolios, the poorest performer was Vanguard Total International Stock Index Fund, which declined about 12%.

U.S. stocks held up better, although the prolonged slide over the period’s last five months reduced Vanguard Total Stock Market Index Fund’s return to a bit less than 1%. Vanguard Total Bond Market II Index Fund, the fixed income holding in each of the six funds, performed best, returning about 5%. Long-term rates declined to historically low levels as investors darted for the safety of U.S. Treasuries, which make up about 40% of the fund.

Costefficient investment has proven competitive
Vanguard Target Retirement Funds have produced competitive results since their inception. Through this year’s ups and downs, their returns have been consistent with their asset allocations. As you can see from the table, returns for the funds in this report fell within a fraction of a percentage point of their respective benchmark indexes, whose returns reflect market performance without operating and transaction costs. Each fund’s return surpassed the average return of its peer group.

The funds’ advisors, Vanguard’s Quantitative Equity Group and Fixed Income Group, combine experienced and skilled portfolio management with refined risk-control and trading systems. Over time, the funds have also benefited from their low operating costs, which allow shareholders to capture more of the markets’ returns. For a look at how the funds’ costs compare with the average expenses of their peer groups, please see the table on page 4.

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A streamlined program for a lifetime of investing
A solid market turned soft in August and September, and stock prices retreated as the period progressed. Such severe volatility was last seen during the financial crisis of 2008–2009. As recent events prove so well, the investment environment can shift without notice. Despite a vast arsenal of tools and technology, even the most seasoned professionals can’t forecast the market’s frequent changes.

At Vanguard, we encourage investors to focus on a long-term strategy and concentrate less on the market’s daily movements. This means constructing a diversified portfolio of stocks, bonds, and money market instruments tailored to your own goals, time horizon, and tolerance for risk. The Vanguard Target Retirement Funds were built on these principles, providing a professionally managed portfolio that can help address your retirement investing needs through changing circumstances and challenging markets.

As always, thank you for entrusting your assets to Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
October 11, 2011

7

Your Fund’s Performance at a Glance
September 30, 2010 , Through September 30, 2011
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Target Retirement 2030 Fund	$20.36	$19.81	$0.395	$0.022
Target Retirement 2035 Fund	$12.22	$11.77	$0.236	$0.053
Target Retirement 2040 Fund	$20.03	$19.26	$0.368	$0.072
Target Retirement 2045 Fund	$12.64	$12.10	$0.242	$0.104
Target Retirement 2050 Fund	$20.10	$19.17	$0.370	$0.244
Target Retirement 2055 Fund	$20.98	$20.45	$0.179	$0.042

Asset Allocation on September 30, 2011
			Short-Term
	Stocks	Bonds	Reserves
Target Retirement 2030 Fund	80.2%	19.8%	0.0%
Target Retirement 2035 Fund	87.9%	12.1%	0.0%
Target Retirement 2040 Fund	89.8%	10.2%	0.0%
Target Retirement 2045 Fund	89.8%	10.2%	0.0%
Target Retirement 2050 Fund	89.8%	10.2%	0.0%
Target Retirement 2055 Fund	89.8%	10.2%	0.0%

Note: As of September 30, 2011, international stock weightings for the 2030, 2035, 2040, 2045, 2050, and 2055 Funds were 24%, 26%, 27%, 27%, 27%, and 27% of assets, respectively.

8

Target Retirement 2030 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTHRX
30-Day SEC Yield	2.17%
Acquired Fund Fees and Expenses[1]	0.18%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	56.2%
Vanguard Total International Stock Index
Fund Investor Shares	24.0
Vanguard Total Bond Market II Index Fund
Investor Shares	19.8

Total Fund Volatility Measures
		DJ
	Target 2030	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.87

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2030 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.18%.

9

Target Retirement 2030 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2030 Fund	-0.83%	0.44%	1.57%	$10,861
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	0.53	10,283

Target 2030 Composite Index	-0.49	0.50	1.63	10,900
Mixed-Asset Target 2030 Funds
Average	-1.87	-0.43	0.62	10,336

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2030 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2030 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

10

Target Retirement 2030 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2011

11

Target Retirement 2030 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (56.1%)
Vanguard Total Stock Market Index Fund Investor Shares	164,918,757	4,629,270

International Stock Fund (24.0%)
Vanguard Total International Stock Index Fund Investor Shares	153,157,131	1,978,790

Bond Fund (19.7%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	148,764,445	1,627,483
Total Investment Companies (Cost $8,476,194)		8,235,543
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $4,241)	4,241,299	4,241
Total Investments (99.9%) (Cost $8,480,435)		8,239,784
Other Assets and Liabilities (0.1%)
Other Assets		23,995
Liabilities		(19,229)
		4,766
Net Assets (100%)
Applicable to 416,128,053 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		8,244,550
Net Asset Value Per Share		$19.81

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	8,428,965
Undistributed Net Investment Income	98,723
Accumulated Net Realized Losses	(42,487)
Unrealized Appreciation (Depreciation)	(240,651)
Net Assets	8,244,550

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

12

Target Retirement 2030 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	155,961
Net Investment Income—Note B	155,961
Realized Net Gain (Loss)
Capital Gain Distributions Received	8,738
Investment Securities Sold	(22,976)
Realized Net Gain (Loss)	(14,238)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(402,712)
Net Increase (Decrease) in Net Assets Resulting from Operations	(260,989)

See accompanying Notes, which are an integral part of the Financial Statements.

13

Target Retirement 2030 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	155,961	122,297
Realized Net Gain (Loss)	(14,238)	(20,358)
Change in Unrealized Appreciation (Depreciation)	(402,712)	427,057
Net Increase (Decrease) in Net Assets Resulting from Operations	(260,989)	528,996
Distributions
Net Investment Income	(132,260)	(91,755)
Realized Capital Gain[1]	(7,366)	—
Total Distributions	(139,626)	(91,755)
Capital Share Transactions
Issued	3,465,536	2,832,104
Issued in Lieu of Cash Distributions	138,834	91,300
Redeemed	(1,491,969)	(831,107)
Net Increase (Decrease) from Capital Share Transactions	2,112,401	2,092,297
Total Increase (Decrease)	1,711,786	2,529,538
Net Assets
Beginning of Period	6,532,764	4,003,226
End of Period[2]	8,244,550	6,532,764

1 Includes fiscal 2011 short-term gain distributions totaling $7,366,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $98,723,000 and $75,022,000.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Target Retirement 2030 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.36	$18.84	$19.63	$24.74	$21.25
Investment Operations
Net Investment Income	.398	.453[1]	.466[1]	.522[1]	.490[1]
Capital Gain Distributions Received	.011	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.542)	1.453	(.793)	(5.262)	3.190
Total from Investment Operations	(.133)	1.906	(.327)	(4.740)	3.680
Distributions
Dividends from Net Investment Income	(.395)	(.386)	(.463)	(.370)	(.190)
Distributions from Realized Capital Gains	(.022)	—	—	—	—
Total Distributions	(.417)	(.386)	(.463)	(.370)	(.190)
Net Asset Value, End of Period	$19.81	$20.36	$18.84	$19.63	$24.74

Total Return[2]	-0.83%	10.21%	-1.13%	-19.43%	17.40%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$8,245	$6,533	$4,003	$2,359	$1,103
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.18%	0.19%	0.21%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.91%	2.32%	2.92%	2.35%	2.10%
Portfolio Turnover Rate	19%[3]	9%	13%[4]	6%	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Target Retirement 2030 Fund

Notes to Financial Statements

Vanguard Target Retirement 2030 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

16

Target Retirement 2030 Fund

For tax purposes, at September 30, 2011, the fund had $98,687,000 of ordinary income available for distribution. The fund used a capital loss carryforward of $535,000 to offset taxable capital gains realized during the year ended September 30, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. After utilizing these losses, tax-basis amounts required to be distributed in December 2010 included net capital gains realized through October 31, 2010, plus short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund realized losses of $18,959,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $8,503,927,000. Net unrealized depreciation of investment securities for tax purposes was $264,143,000, consisting of unrealized gains of $139,581,000 on securities that had risen in value since their purchase and $403,724,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $4,738,448,000 of investment securities and sold $2,600,895,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	157,714	146,170
Issued in Lieu of Cash Distributions	6,410	4,692
Redeemed	(68,807)	(42,500)
Net Increase (Decrease) in Shares Outstanding	95,317	108,362

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

17

Target Retirement 2035 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTTHX
30-Day SEC Yield	2.09%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	61.6%
Vanguard Total International Stock Index
Fund Investor Shares	26.3
Vanguard Total Bond Market II Index Fund
Investor Shares	12.1

Total Fund Volatility Measures
		DJ
	Target 2035	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.93

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2035 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.19%.

18

Target Retirement 2035 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2035 Fund	-1.55%	-0.02%	4.02%	$13,672
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.94	13,581

Target 2035 Composite Index	-1.16	0.04	4.12	13,768
Mixed-Asset Target 2035 Funds
Average	-2.48	-0.59	3.61	13,244

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2035 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2035 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

19

Target Retirement 2035 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2011

20

Target Retirement 2035 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (61.5%)
Vanguard Total Stock Market Index Fund Investor Shares	224,289,695	6,295,812

International Stock Fund (26.3%)
Vanguard Total International Stock Index Fund Investor Shares	208,283,204	2,691,019

Bond Fund (12.1%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	113,456,221	1,241,211
Total Investment Companies (Cost $10,591,197)		10,228,042
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $4,189)	4,189,239	4,189
Total Investments (99.9%) (Cost $10,595,386)		10,232,231
Other Assets and Liabilities (0.1%)
Other Assets		30,412
Liabilities		(23,329)
		7,083
Net Assets (100%)
Applicable to 869,736,084 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		10,239,314
Net Asset Value Per Share		$11.77

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	10,578,312
Undistributed Net Investment Income	116,315
Accumulated Net Realized Losses	(92,158)
Unrealized Appreciation (Depreciation)	(363,155)
Net Assets	10,239,314

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

21

Target Retirement 2035 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	196,416
Net Investment Income—Note B	196,416
Realized Net Gain (Loss)
Capital Gain Distributions Received	7,165
Investment Securities Sold	(5,660)
Realized Net Gain (Loss)	1,505
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(502,631)
Net Increase (Decrease) in Net Assets Resulting from Operations	(304,710)

See accompanying Notes, which are an integral part of the Financial Statements.

22

Target Retirement 2035 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	196,416	178,970
Realized Net Gain (Loss)	1,505	(20,809)
Change in Unrealized Appreciation (Depreciation)	(502,631)	627,991
Net Increase (Decrease) in Net Assets Resulting from Operations	(304,710)	786,152
Distributions
Net Investment Income	(181,829)	(151,112)
Realized Capital Gain[1]	(40,834)	—
Total Distributions	(222,663)	(151,112)
Capital Share Transactions
Issued	3,401,770	2,894,667
Issued in Lieu of Cash Distributions	220,834	150,664
Redeemed	(2,078,454)	(1,238,082)
Net Increase (Decrease) from Capital Share Transactions	1,544,150	1,807,249
Total Increase (Decrease)	1,016,777	2,442,289
Net Assets
Beginning of Period	9,222,537	6,780,248
End of Period[2]	10,239,314	9,222,537

1 Includes fiscal 2011 short-term gain distributions totaling $9,246,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $116,315,000 and $101,728,000.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Target Retirement 2035 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.22	$11.31	$11.90	$15.25	$13.18
Investment Operations
Net Investment Income	.235	.250	.273[1]	.293	.270
Capital Gain Distributions Received	.006	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.402)	.898	(.564)	(3.353)	2.060
Total from Investment Operations	(.161)	1.148	(.291)	(3.060)	2.330
Distributions
Dividends from Net Investment Income	(.236)	(.238)	(.299)	(.290)	(.260)
Distributions from Realized Capital Gains	(.053)	—	—	—	—
Total Distributions	(.289)	(.238)	(.299)	(.290)	(.260)
Net Asset Value, End of Period	$11.77	$12.22	$11.31	$11.90	$15.25

Total Return[2]	-1.55%	10.24%	-1.85%	-20.42%	17.87%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,239	$9,223	$6,780	$5,030	$4,553
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.21%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.81%	2.24%	2.88%	2.28%	2.09%
Portfolio Turnover Rate	18%[3]	6%	9%[4]	10%	1%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

24

Target Retirement 2035 Fund

Notes to Financial Statements

Vanguard Target Retirement 2035 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

25

Target Retirement 2035 Fund

For tax purposes, at September 30, 2011, the fund had $116,569,000 of ordinary income available for distribution. The fund used a capital loss carryforward of $32,138,000 to offset taxable capital gains realized during the year ended September 30, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. After utilizing these losses, tax-basis amounts required to be distributed in December 2010 included net capital gains realized through October 31, 2010, plus short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund realized losses of $59,672,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $10,628,126,000. Net unrealized depreciation of investment securities for tax purposes was $395,895,000, consisting of unrealized gains of $156,050,000 on securities that had risen in value since their purchase and $551,945,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $5,175,078,000 of investment securities and sold $3,654,011,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	257,014	247,766
Issued in Lieu of Cash Distributions	16,883	12,855
Redeemed	(158,773)	(105,300)
Net Increase (Decrease) in Shares Outstanding	115,124	155,321

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

26

Target Retirement 2040 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VFORX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.9%
Vanguard Total International Stock Index
Fund Investor Shares	26.9
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2

Total Fund Volatility Measures
		DJ
	Target 2040	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2040 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.19%.

27

Target Retirement 2040 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2040 Fund	-1.87%	-0.04%	1.00%	$10,545
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	0.53	10,283

Target 2040 Composite Index	-1.45	-0.02	1.04	10,564
Mixed-Asset Target 2040 Funds
Average	-2.99	-0.99	0.00	9,998

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2040 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2040 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

28

Target Retirement 2040 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2011

29

Target Retirement 2040 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.7%)
Vanguard Total Stock Market Index Fund Investor Shares	111,235,120	3,122,370

International Stock Fund (26.9%)
Vanguard Total International Stock Index Fund Investor Shares	103,543,729	1,337,785

Bond Fund (10.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	46,396,609	507,579
Total Investment Companies (Cost $5,134,546)		4,967,734
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $2,559)	2,559,017	2,559
Total Investments (99.9%) (Cost $5,137,105)		4,970,293
Other Assets and Liabilities (0.1%)
Other Assets		21,259
Liabilities		(14,398)
		6,861
Net Assets (100%)
Applicable to 258,477,139 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		4,977,154
Net Asset Value Per Share		$19.26

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,104,865
Undistributed Net Investment Income	53,324
Accumulated Net Realized Losses	(14,223)
Unrealized Appreciation (Depreciation)	(166,812)
Net Assets	4,977,154

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

30

Target Retirement 2040 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	88,335
Net Investment Income—Note B	88,335
Realized Net Gain (Loss)
Capital Gain Distributions Received	2,853
Investment Securities Sold	24,204
Realized Net Gain (Loss)	27,057
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(344,764)
Net Increase (Decrease) in Net Assets Resulting from Operations	(229,372)

See accompanying Notes, which are an integral part of the Financial Statements.

31

Target Retirement 2040 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	88,335	69,272
Realized Net Gain (Loss)	27,057	(26,008)
Change in Unrealized Appreciation (Depreciation)	(344,764)	260,556
Net Increase (Decrease) in Net Assets Resulting from Operations	(229,372)	303,820
Distributions
Net Investment Income	(74,229)	(52,010)
Realized Capital Gain[1]	(14,523)	—
Total Distributions	(88,752)	(52,010)
Capital Share Transactions
Issued	2,363,000	1,771,872
Issued in Lieu of Cash Distributions	88,014	51,808
Redeemed	(986,609)	(574,648)
Net Increase (Decrease) from Capital Share Transactions	1,464,405	1,249,032
Total Increase (Decrease)	1,146,281	1,500,842
Net Assets
Beginning of Period	3,830,873	2,330,031
End of Period[2]	4,977,154	3,830,873

1 Includes fiscal 2011 short-term gain distributions totaling $14,523,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $53,324,000 and $39,218,000.

See accompanying Notes, which are an integral part of the Financial Statements.

32

Target Retirement 2040 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.03	$18.52	$19.36	$24.70	$21.13
Investment Operations
Net Investment Income	.369	.393	.435[1]	.494[1]	.460[1]
Capital Gain Distributions Received	.006	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.705)	1.485	(.849)	(5.464)	3.290
Total from Investment Operations	(.330)	1.878	(.414)	(4.970)	3.750
Distributions
Dividends from Net Investment Income	(.368)	(.368)	(.426)	(.370)	(.180)
Distributions from Realized Capital Gains	(.072)	—	—	—	—
Total Distributions	(.440)	(.368)	(.426)	(.370)	(.180)
Net Asset Value, End of Period	$19.26	$20.03	$18.52	$19.36	$24.70

Total Return[2]	-1.87%	10.23%	-1.61%	-20.40%	17.83%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,977	$3,831	$2,330	$1,199	$513
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.21%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.79%	2.23%	2.78%	2.24%	1.99%
Portfolio Turnover Rate	15%[3]	7%	9%[4]	4%	4%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

33

Target Retirement 2040 Fund

Notes to Financial Statements

Vanguard Target Retirement 2040 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

34

Target Retirement 2040 Fund

For tax purposes, at September 30, 2011, the fund had $53,358,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included net capital gains realized through October 31, 2010, plus short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund realized losses of $3,340,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $5,148,022,000. Net unrealized depreciation of investment securities for tax purposes was $177,729,000, consisting of unrealized gains of $87,475,000 on securities that had risen in value since their purchase and $265,204,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $2,892,692,000 of investment securities and sold $1,428,119,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	108,785	92,527
Issued in Lieu of Cash Distributions	4,097	2,698
Redeemed	(45,683)	(29,778)
Net Increase (Decrease) in Shares Outstanding	67,199	65,447

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

35

Target Retirement 2045 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VTIVX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.8%
Vanguard Total International Stock Index
Fund Investor Shares	27.0
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2

Total Fund Volatility Measures
		DJ
	Target 2045	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2045 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.19%.

36

Target Retirement 2045 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 27, 2003, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(10/27/2003)	Investment
Target Retirement 2045 Fund	-1.82%	-0.05%	4.38%	$14,047
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	3.94	13,581

Target 2045 Composite Index	-1.45	-0.02	4.45	14,122
Mixed-Asset Target 2045 Funds
Average	-3.42	-0.95	3.92	13,559

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2045 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the Dow Jones Wilshire 5000 Index through April 22, 2005, and the MSCI US Broad Market Index thereafter. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2045 Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

37

Target Retirement 2045 Fund

Fiscal-Year Total Returns (%): October 27, 2003, Through September 30, 2011

38

Target Retirement 2045 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.9%)
U.S. Stock Fund (62.7%)
Vanguard Total Stock Market Index Fund Investor Shares	127,316,692	3,573,780

International Stock Fund (27.0%)
Vanguard Total International Stock Index Fund Investor Shares	118,891,250	1,536,075

Bond Fund (10.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	53,180,943	581,799
Total Investment Companies (Cost $5,898,010)		5,691,654
Temporary Cash Investment (0.0%)
Money Market Fund (0.0%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $2,174)	2,173,912	2,174
Total Investments (99.9%) (Cost $5,900,184)		5,693,828
Other Assets and Liabilities (0.1%)
Other Assets		22,902
Liabilities		(14,793)
		8,109
Net Assets (100%)
Applicable to 471,389,409 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		5,701,937
Net Asset Value Per Share		$12.10

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	5,898,652
Undistributed Net Investment Income	62,561
Accumulated Net Realized Losses	(52,920)
Unrealized Appreciation (Depreciation)	(206,356)
Net Assets	5,701,937

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

39

Target Retirement 2045 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	106,266
Net Investment Income—Note B	106,266
Realized Net Gain (Loss)
Capital Gain Distributions Received	3,608
Investment Securities Sold	4,006
Realized Net Gain (Loss)	7,614
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(321,143)
Net Increase (Decrease) in Net Assets Resulting from Operations	(207,263)

See accompanying Notes, which are an integral part of the Financial Statements.

40

Target Retirement 2045 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	106,266	94,717
Realized Net Gain (Loss)	7,614	(15,689)
Change in Unrealized Appreciation (Depreciation)	(321,143)	334,427
Net Increase (Decrease) in Net Assets Resulting from Operations	(207,263)	413,455
Distributions
Net Investment Income	(97,564)	(79,441)
Realized Capital Gain[1]	(41,929)	—
Total Distributions	(139,493)	(79,441)
Capital Share Transactions
Issued	2,176,140	1,660,216
Issued in Lieu of Cash Distributions	138,621	79,243
Redeemed	(1,184,181)	(715,190)
Net Increase (Decrease) from Capital Share Transactions	1,130,580	1,024,269
Total Increase (Decrease)	783,824	1,358,283
Net Assets
Beginning of Period	4,918,113	3,559,830
End of Period[2]	5,701,937	4,918,113

1 Includes fiscal 2011 short-term gain distributions totaling $20,965,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $62,561,000 and $53,859,000.

See accompanying Notes, which are an integral part of the Financial Statements.

41

Target Retirement 2045 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.64	$11.70	$12.29	$15.75	$13.60
Investment Operations
Net Investment Income	.237	.257	.281[1]	.303	.280
Capital Gain Distributions Received	.005	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.436)	.929	(.570)	(3.463)	2.130
Total from Investment Operations	(.194)	1.186	(.289)	(3.160)	2.410
Distributions
Dividends from Net Investment Income	(.242)	(.246)	(.301)	(.300)	(.250)
Distributions from Realized Capital Gains	(.104)	—	—	—	(.010)
Total Distributions	(.346)	(.246)	(.301)	(.300)	(.260)
Net Asset Value, End of Period	$12.10	$12.64	$11.70	$12.29	$15.75

Total Return[2]	-1.82%	10.23%	-1.77%	-20.42%	17.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,702	$4,918	$3,560	$2,493	$2,204
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.21%	0.18%	0.19%
Ratio of Net Investment Income to
Average Net Assets	1.79%	2.24%	2.86%	2.28%	2.08%
Portfolio Turnover Rate	16%[3]	6%	10%[4]	9%	1%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

42

Target Retirement 2045 Fund

Notes to Financial Statements

Vanguard Target Retirement 2045 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

43

Target Retirement 2045 Fund

For tax purposes, at September 30, 2011, the fund had $62,604,000 of ordinary income available for distribution. The fund used a capital loss carryforward of $3,064,000 to offset taxable capital gains realized during the year ended September 30, 2011, reducing the amount of capital gains that would otherwise be available to distribute to shareholders. After utilizing these losses, tax-basis amounts required to be distributed in December 2010 included net capital gains realized through October 31, 2010, plus short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund realized losses of $34,303,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $5,918,843,000. Net unrealized depreciation of investment securities for tax purposes was $225,015,000, consisting of unrealized gains of $88,888,000 on securities that had risen in value since their purchase and $313,903,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $2,928,736,000 of investment securities and sold $1,830,787,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	159,565	137,147
Issued in Lieu of Cash Distributions	10,276	6,538
Redeemed	(87,425)	(58,872)
Net Increase (Decrease) in Shares Outstanding	82,416	84,813

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

44

Target Retirement 2050 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VFIFX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.7%
Vanguard Total International Stock Index
Fund Investor Shares	27.1
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2

Total Fund Volatility Measures
		DJ
	Target 2050	U.S. Total
	Composite	Market
	Index	Index
R-Squared	1.00	0.99
Beta	1.01	0.94

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2050 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.19%.

45

Target Retirement 2050 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: June 7, 2006, Through September 30, 2011
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended September 30, 2011
			Since	Final Value
	One	Five	Inception	of a $10,000
	Year	Years	(6/7/2006)	Investment
Target Retirement 2050 Fund	-1.89%	-0.06%	1.09%	$10,590
Dow Jones U.S. Total Stock Market
Index	0.31	-0.57	0.53	10,283

Target 2050 Composite Index	-1.45	-0.02	1.12	10,611
Mixed-Asset Target 2050+ Funds
Average	-3.61	-1.09	-0.02	9,991

"Since Inception" performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2050 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the Select Emerging Markets Index through August 23, 2006, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Bond Index through December 31, 2009, and the Barclays Capital U.S. Aggregate Float Adjusted Index thereafter; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

46

Target Retirement 2050 Fund

Fiscal-Year Total Returns (%): June 7, 2006, Through September 30, 2011

47

Target Retirement 2050 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (99.8%)
U.S. Stock Fund (62.5%)
Vanguard Total Stock Market Index Fund Investor Shares	46,210,569	1,297,131

International Stock Fund (27.1%)
Vanguard Total International Stock Index Fund Investor Shares	43,460,497	561,509

Bond Fund (10.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	19,301,259	211,156
Total Investment Companies (Cost $2,129,352)		2,069,796
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $1,732)	1,731,888	1,732
Total Investments (99.9%) (Cost $2,131,084)		2,071,528
Other Assets and Liabilities (0.1%)
Other Assets		12,155
Liabilities		(9,550)
		2,605
Net Assets (100%)
Applicable to 108,216,842 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		2,074,133
Net Asset Value Per Share		$19.17

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	2,120,514
Undistributed Net Investment Income	21,990
Accumulated Net Realized Losses	(8,815)
Unrealized Appreciation (Depreciation)	(59,556)
Net Assets	2,074,133

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

48

Target Retirement 2050 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	36,062
Net Investment Income—Note B	36,062
Realized Net Gain (Loss)
Capital Gain Distributions Received	1,174
Investment Securities Sold	23,700
Realized Net Gain (Loss)	24,874
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(159,824)
Net Increase (Decrease) in Net Assets Resulting from Operations	(98,888)

See accompanying Notes, which are an integral part of the Financial Statements.

49

Target Retirement 2050 Fund

Statement of Changes in Net Assets

	Year Ended September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	36,062	27,183
Realized Net Gain (Loss)	24,874	(13,176)
Change in Unrealized Appreciation (Depreciation)	(159,824)	104,504
Net Increase (Decrease) in Net Assets Resulting from Operations	(98,888)	118,511
Distributions
Net Investment Income	(30,163)	(20,292)
Realized Capital Gain[1]	(19,891)	—
Total Distributions	(50,054)	(20,292)
Capital Share Transactions
Issued	1,174,424	809,016
Issued in Lieu of Cash Distributions	49,545	20,210
Redeemed	(518,202)	(333,882)
Net Increase (Decrease) from Capital Share Transactions	705,767	495,344
Total Increase (Decrease)	556,825	593,563
Net Assets
Beginning of Period	1,517,308	923,745
End of Period[2]	2,074,133	1,517,308

1 Includes fiscal 2011 short-term gain distributions totaling $10,109,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed net investment income of $21,990,000 and $16,091,000.

See accompanying Notes, which are an integral part of the Financial Statements.

50

Target Retirement 2050 Fund

Financial Highlights

For a Share Outstanding			Year Ended September 30,
Throughout Each Period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$20.10	$18.58	$19.43	$24.79	$21.24
Investment Operations
Net Investment Income	.360	.399	.431[1]	.503[1]	.480[1]
Capital Gain Distributions Received	.006	—	—	—	—
Net Realized and Unrealized Gain (Loss)
on Investments	(.682)	1.492	(.866)	(5.493)	3.290
Total from Investment Operations	(.316)	1.891	(.435)	(4.990)	3.770
Distributions
Dividends from Net Investment Income	(.370)	(.371)	(.415)	(.370)	(.220)
Distributions from Realized Capital Gains	(.244)	—	—	—	—
Total Distributions	(.614)	(.371)	(.415)	(.370)	(.220)
Net Asset Value, End of Period	$19.17	$20.10	$18.58	$19.43	$24.79

Total Return[2]	-1.89%	10.26%	-1.73%	-20.41%	17.85%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,074	$1,517	$924	$409	$192
Ratio of Total Expenses to Average Net Assets	—	—	—	—	—
Acquired Fund Fees and Expenses	0.19%	0.19%	0.21%	0.19%	0.21%
Ratio of Net Investment Income to
Average Net Assets	1.79%	2.21%	2.74%	2.27%	2.04%
Portfolio Turnover Rate	15%[3]	10%	8%[4]	4%	2%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.
4 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s bond investments from Vanguard Total Bond Market Index Fund to Vanguard Total Bond Market II Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

51

Target Retirement 2050 Fund

Notes to Financial Statements

Vanguard Target Retirement 2050 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2008–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

52

Target Retirement 2050 Fund

For tax purposes, at September 30, 2011, the fund had $21,944,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included net capital gains realized through October 31, 2010, plus short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses. The fund realized losses of $7,663,000 during the period from November 1, 2010, through September 30, 2011, which are deferred and will be treated as realized for tax purposes in fiscal 2012.

At September 30, 2011, the cost of investment securities for tax purposes was $2,132,190,000. Net unrealized depreciation of investment securities for tax purposes was $60,662,000, consisting of unrealized gains of $45,830,000 on securities that had risen in value since their purchase and $106,492,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $1,277,717,000 of investment securities and sold $585,592,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended September 30,
	2011	2010
	Shares	Shares
	(000)	(000)
Issued	54,294	42,109
Issued in Lieu of Cash Distributions	2,317	1,049
Redeemed	(23,901)	(17,367)
Net Increase (Decrease) in Shares Outstanding	32,710	25,791

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

53

Target Retirement 2055 Fund

Fund Profile
As of September 30, 2011

Total Fund Characteristics
Ticker Symbol	VFFVX
30-Day SEC Yield	2.07%
Acquired Fund Fees and Expenses[1]	0.19%

Allocation to Underlying Vanguard Funds
Vanguard Total Stock Market Index Fund
Investor Shares	62.6%
Vanguard Total International Stock Index
Fund Investor Shares	27.2
Vanguard Total Bond Market II Index Fund
Investor Shares	10.2

Fund Asset Allocation

1 This figure—drawn from the prospectus dated January 26, 2011—represents an estimate of the weighted average of the expense ratios and any transaction fees charged by the underlying mutual funds (the ”acquired” funds) in which the Target Retirement 2055 Fund invests. The fund does not charge any expenses or fees of its own. For the fiscal year ended September 30, 2011, the acquired fund fees and expenses were 0.19%.

54

Target Retirement 2055 Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent monthend, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: August 18, 2010, Through September 30, 2011
Initial Investment of $10,000

		Total Returns
	Periods Ended September 30, 2011
		Since	Final Value
	One	Inception	of a $10,000
	Year	(8/18/2010)	Investment
Target Retirement 2055 Fund	-1.58%	2.90%	$10,324
Dow Jones U.S. Total Stock Market Index	0.31	4.90	10,549
Target 2055 Composite Index	-1.45	3.07	10,344
Mixed-Asset Target 2050+ Funds Average	-3.61	1.01	10,113

“Since Inception” performance is calculated from the fund’s inception date for both the fund and its comparative standards.

Target 2055 Composite Index: Derived by applying the fund’s target asset allocation to the results of the following benchmarks: for international stocks of developed markets, the MSCI EAFE Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for emerging markets stocks, the MSCI Emerging Markets Index through December 15, 2010, and the MSCI ACWI ex USA IMI Index thereafter; for bonds, the Barclays Capital U.S. Aggregate Float Adjusted Index; and for U.S. stocks, the MSCI US Broad Market Index. MSCI international benchmark returns are adjusted for withholding taxes applicable to Luxembourg holding companies.

Mixed-Asset Target 2050+ Funds Average: Derived from data provided by Lipper Inc.

See Financial Highlights for dividend and capital gains information.

55

Target Retirement 2055 Fund

Fiscal-Year Total Returns (%): August 18, 2010, Through September 30, 2011

56

Target Retirement 2055 Fund

Financial Statements

Statement of Net Assets
As of September 30, 2011

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Investment Companies (100.0%)
U.S. Stock Fund (62.6%)
Vanguard Total Stock Market Index Fund Investor Shares	2,769,092	77,728

International Stock Fund (27.2%)
Vanguard Total International Stock Index Fund Investor Shares	2,617,324	33,816

Bond Fund (10.2%)
[1] Vanguard Total Bond Market II Index Fund Investor Shares	1,155,518	12,641
Total Investment Companies (Cost $140,138)		124,185
Temporary Cash Investment (0.1%)
Money Market Fund (0.1%)
[1] Vanguard Market Liquidity Fund, 0.144% (Cost $139)	138,668	139
Total Investments (100.1%) (Cost $140,277)		124,324
Other Assets and Liabilities (-0.1%)
Other Assets		1,444
Liabilities		(1,532)
		(88)
Net Assets (100%)
Applicable to 6,073,912 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)		124,236
Net Asset Value Per Share		$20.45

At September 30, 2011, net assets consisted of:
Amount
($000)
Paid-in Capital	139,442
Undistributed Net Investment Income	945
Accumulated Net Realized Losses	(198)
Unrealized Appreciation (Depreciation)	(15,953)
Net Assets	124,236

See Note A in Notes to Financial Statements.
1 Affiliated fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown for Vanguard Market Liquidity Fund is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

57

Target Retirement 2055 Fund

Statement of Operations

Year Ended
September 30, 2011
($000)
Investment Income
Income
Income Distributions Received	1,085
Net Investment Income—Note B	1,085
Realized Net Gain (Loss)
Capital Gain Distributions Received	12
Investment Securities Sold	(176)
Realized Net Gain (Loss)	(164)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(16,009)
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,088)

See accompanying Notes, which are an integral part of the Financial Statements.

58

Target Retirement 2055 Fund

Statement of Changes in Net Assets

		August 18,
	Year Ended	2010[1] to
	September 30,	September 30,
	2011	2010
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	1,085	6
Realized Net Gain (Loss)	(164)	—
Change in Unrealized Appreciation (Depreciation)	(16,009)	56
Net Increase (Decrease) in Net Assets Resulting from Operations	(15,088)	62
Distributions
Net Investment Income	(146)	—
Realized Capital Gain[2]	(34)	—
Total Distributions	(180)	—
Capital Share Transactions
Issued	163,181	1,825
Issued in Lieu of Cash Distributions	180	—
Redeemed	(25,727)	(17)
Net Increase (Decrease) from Capital Share Transactions	137,634	1,808
Total Increase (Decrease)	122,366	1,870
Net Assets
Beginning of Period	1,870	—
End of Period[3]	124,236	1,870

1 Inception.
2 Includes fiscal 2011 short-term gain distributions totaling $34,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed net investment income of $945,000 and $6,000.

See accompanying Notes, which are an integral part of the Financial Statements.

59

Target Retirement 2055 Fund

Financial Highlights

		Aug. 18,
	Year Ended	2010[1] to
	September 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2011	2010
Net Asset Value, Beginning of Period	$20.98	$20.00
Investment Operations
Net Investment Income	.388[2]	.063
Capital Gain Distributions Received	.001	—
Net Realized and Unrealized Gain (Loss) on Investments	(.698)	.917
Total from Investment Operations	(.309)	.980
Distributions
Dividends from Net Investment Income	(.179)	—
Distributions from Realized Capital Gains	(.042)	—
Total Distributions	(.221)	—
Net Asset Value, End of Period	$20.45	$20.98

Total Return[3]	-1.58%	4.90%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$124	$2
Ratio of Total Expenses to Average Net Assets	—	—
Acquired Fund Fees and Expenses	0.19%	0.22%[4]
Ratio of Net Investment Income to Average Net Assets	1.71%	2.73%[4]
Portfolio Turnover Rate	12%[5]	3%

1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.
5 Excludes the value of mutual fund shares delivered and received in connection with a change in the fund’s international equity investments from Vanguard European, Pacific, and Emerging Markets Stock Index Funds to Vanguard Total International Stock Index Fund because those transactions were effected in kind and did not cause the fund to incur transaction costs.

See accompanying Notes, which are an integral part of the Financial Statements.

60

Target Retirement 2055 Fund

Notes to Financial Statements

Vanguard Target Retirement 2055 Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund follows a balanced investment strategy by investing in selected Vanguard funds to achieve its targeted allocation of assets to U.S. stocks, international stocks, and bonds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investments are valued at the net asset value of each underlying Vanguard fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (September 30, 2010–2011), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Other: Income and capital gain distributions received are recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Under a service agreement, The Vanguard Group furnishes investment advisory, corporate management, administrative, marketing, and distribution services to the fund. The service agreement provides that the fund’s expenses may be reduced or eliminated to the extent of savings realized by the Vanguard funds by the operation of the fund. Accordingly, all incremental expenses for services provided by Vanguard and all other expenses incurred by the fund during the year ended September 30, 2011, were borne by the funds in which the fund invests. The fund’s trustees and officers are also directors and officers of Vanguard and the funds in which the fund invests.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

At September 30, 2011, 100% of the market value of the fund’s investments was based on Level 1 inputs.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

61

Target Retirement 2055 Fund

For tax purposes, at September 30, 2011, the fund had $975,000 of ordinary income available for distribution. Tax-basis amounts required to be distributed in December 2010 included net capital gains realized through October 31, 2010, plus short-term gain distributions received from Vanguard Total Bond Market II Index Fund in December 2010. Short-term capital gain distributions received are treated as ordinary income for tax purposes, and cannot be offset by capital losses.

At September 30, 2011, the cost of investment securities for tax purposes was $140,505,000. Net unrealized depreciation of investment securities for tax purposes was $16,181,000, consisting of unrealized gains of $417,000 on securities that had risen in value since their purchase and $16,598,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the year ended September 30, 2011, the fund purchased $146,589,000 of investment securities and sold $8,078,000 of investment securities, other than temporary cash investments.

F. Capital shares issued and redeemed were:

	Year Ended	August 18, 2010[1] to
	September 30, 2011	September 30, 2010
	Shares	Shares
	(000)	(000)
Issued	7,096	90
Issued in Lieu of Cash Distributions	8	—
Redeemed	(1,119)	(1)
Net Increase (Decrease) in Shares Outstanding	5,985	89
1 Inception.

G. In preparing the financial statements as of September 30, 2011, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements.

62

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Chester Funds and the Shareholders of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund and Vanguard Target Retirement 2055 Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Target Retirement 2030 Fund, Vanguard Target Retirement 2035 Fund, Vanguard Target Retirement 2040 Fund, Vanguard Target Retirement 2045 Fund, Vanguard Target Retirement 2050 Fund, and Vanguard Target Retirement 2055 Fund (collectively constituting six separate portfolios of Vanguard Chester Funds, hereafter referred to as the “Funds”) at September 30, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2011 by agreement to the underlying ownership records of the Vanguard funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

November 11, 2011

63

Special 2011 tax information (unaudited) for Vanguard Target Retirement Funds

This information for the fiscal year ended September 30, 2011, is included pursuant to provisions of the Internal Revenue Code.

The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year as follows:

Capital Gain Dividends
Fund	($000)
Target Retirement 2030 Fund	—
Target Retirement 2035 Fund	31,589
Target Retirement 2040 Fund	—
Target Retirement 2045 Fund	20,965
Target Retirement 2050 Fund	9,791
Target Retirement 2055 Fund	3

The funds distributed qualified dividend income to shareholders during the fiscal year as follows:

Qualified Dividend Income
Fund	($000)
Target Retirement 2030 Fund	91,008
Target Retirement 2035 Fund	141,844
Target Retirement 2040 Fund	58,158
Target Retirement 2045 Fund	76,383
Target Retirement 2050 Fund	23,636
Target Retirement 2055 Fund	116

For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

Fund	Percentage
Target Retirement 2030 Fund	48.8%
Target Retirement 2035 Fund	55.7
Target Retirement 2040 Fund	51.7
Target Retirement 2045 Fund	50.0
Target Retirement 2050 Fund	47.4
Target Retirement 2055 Fund	66.9

64

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income , using actual prior-year figures and estimates for 2011. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2011
			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2030 Fund
Returns Before Taxes	-0.83%	0.44%	1.57%
Returns After Taxes on Distributions	-1.24	0.06	1.20
Returns After Taxes on Distributions and Sale of Fund Shares	-0.25	0.26	1.23

			Since
	One	Five	Inception
	Year	Years	(10/27/2003)
Target Retirement 2035 Fund
Returns Before Taxes	-1.55%	-0.02%	4.02%
Returns After Taxes on Distributions	-1.97	-0.46	3.62
Returns After Taxes on Distributions and Sale of Fund Shares	-0.61	-0.12	3.36

			Since
	One	Five	Inception
	Year	Years	(6/7/2006)
Target Retirement 2040 Fund
Returns Before Taxes	-1.87%	-0.04%	1.00%
Returns After Taxes on Distributions	-2.31	-0.40	0.66
Returns After Taxes on Distributions and Sale of Fund Shares	-0.90	-0.12	0.77

65

Average Annual Total Returns: Target Retirement Funds
Periods Ended September 30, 2011

				Since
	One		Five	Inception
	Year		Years	(10/27/2003)
Target Retirement 2045 Fund
Returns Before Taxes	-1.82%		-0.05%	4.38%
Returns After Taxes on Distributions	-2.33		-0.51	3.99
Returns After Taxes on Distributions and Sale of Fund Shares	-0.76		-0.16	3.69

				Since
	One		Five	Inception
	Year		Years	(6/7/2006)
Target Retirement 2050 Fund
Returns Before Taxes	-1.89%		-0.06%	1.09%
Returns After Taxes on Distributions	-2.48		-0.45	0.71
Returns After Taxes on Distributions and Sale of Fund Shares	-0.77		-0.14	0.84

				Since
		One		Inception
		Year		(8/18/2010)
Target Retirement 2055 Fund
Returns Before Taxes		-1.58%		2.90%
Returns After Taxes on Distributions		-1.79		2.70
Returns After Taxes on Distributions and Sale of Fund Shares		-0.88		2.41

66

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A typical fund’s expenses are expressed as a percentage of its average net assets. The Target Retirement Funds have no direct expenses, but each fund bears its proportionate share of the costs for the underlying funds in which it invests. These indirect expenses make up the acquired fund fees and expenses, also expressed as a percentage of average net assets.

The following examples are intended to help you understand the ongoing cost (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period. The costs were calculated using the acquired fund fees and expenses for each Target Retirement Fund.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

67

Six Months Ended September 30, 2011
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
	3/31/2011	9/30/2011	Period
Based on Actual Fund Return
Target Retirement 2030 Fund	$1,000.00	$875.00	$0.85
Target Retirement 2035 Fund	$1,000.00	$857.87	$0.88
Target Retirement 2040 Fund	$1,000.00	$854.48	$0.88
Target Retirement 2045 Fund	$1,000.00	$854.52	$0.88
Target Retirement 2050 Fund	$1,000.00	$854.28	$0.88
Target Retirement 2055 Fund	$1,000.00	$855.65	$0.88
Based on Hypothetical 5% Yearly Return
Target Retirement 2030 Fund	$1,000.00	$1,024.17	$0.91
Target Retirement 2035 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2040 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2045 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2050 Fund	$1,000.00	$1,024.12	$0.96
Target Retirement 2055 Fund	$1,000.00	$1,024.12	$0.96

The calculations are based on the acquired fund fees and expenses for the most recent six-month period. The funds’ annualized expense figures for the period are (in order as listed from top to bottom above) 0.18%, 0.19%, 0.19%, 0.19%, 0.19%, and 0.19%. The dollar amounts shown as ”Expenses Paid” are equal to the annualized expense figures for the underlying funds multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

68

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds; excluding inflation for inflation-protected securities), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Acquired Fund Fees and Expenses. Funds that invest in other Vanguard funds incur no direct expenses, but they do bear proportionate shares of the operating, administrative, and advisory expenses of the underlying funds, and they must pay any fees charged by those funds. The figure for acquired fund fees and expenses represents a weighted average of these underlying costs. Acquired is a term that the Securities and Exchange Commission applies to any mutual fund whose shares are owned by another fund.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee[1]	and President (2006–2008) of Rohm and Haas Co.
(chemicals); Director of Tyco International, Ltd.
F. William McNabb III	(diversified manufacturing and services) and Hewlett-
Born 1957. Trustee Since July 2009. Chairman of the	Packard Co. (electronic computer manufacturing);
Board. Principal Occupation(s) During the Past Five	Senior Advisor at New Mountain Capital; Trustee
Years: Chairman of the Board of The Vanguard Group,	of The Conference Board; Member of the Board of
Inc., and of each of the investment companies served	Managers of Delphi Automotive LLP (automotive
by The Vanguard Group, since January 2010; Director	components).
of The Vanguard Group since 2008; Chief Executive
Officer and President of The Vanguard Group and of	Amy Gutmann
each of the investment companies served by The	Born 1949. Trustee Since June 2006. Principal
Vanguard Group since 2008; Director of Vanguard	Occupation(s) During the Past Five Years: President
Marketing Corporation; Managing Director of The	of the University of Pennsylvania; Christopher H.
Vanguard Group (1995–2008).	Browne Distinguished Professor of Political Science
in the School of Arts and Sciences with secondary
appointments at the Annenberg School for Commu-
Independent Trustees	nication and the Graduate School of Education
of the University of Pennsylvania; Director of
Emerson U. Fullwood	Carnegie Corporation of New York, Schuylkill River
Born 1948. Trustee Since January 2008. Principal	Development Corporation, and Greater Philadelphia
Occupation(s) During the Past Five Years: Executive	Chamber of Commerce; Trustee of the National
Chief Staff and Marketing Officer for North America	Constitution Center; Chair of the Presidential
and Corporate Vice President (retired 2008) of Xerox	Commission for the Study of Bioethical Issues.
Corporation (document management products and
services); Executive in Residence and 2010	JoAnn Heffernan Heisen
Distinguished Minett Professor at the Rochester	Born 1950. Trustee Since July 1998. Principal
Institute of Technology; Director of SPX Corporation	Occupation(s) During the Past Five Years: Corporate
(multi-industry manufacturing), the United Way of	Vice President and Chief Global Diversity Officer
Rochester, Amerigroup Corporation (managed health	(retired 2008) and Member of the Executive
care), the University of Rochester Medical Center,	Committee (1997–2008) of Johnson & Johnson
Monroe Community College Foundation, and North	(pharmaceuticals/consumer products); Director of
Carolina A&T University.	Skytop Lodge Corporation (hotels), the University
Medical Center at Princeton, the Robert Wood
Rajiv L. Gupta	Johnson Foundation, and the Center for Work Life
Born 1945. Trustee Since December 2001.[2]	Policy; Member of the Advisory Board of the
Principal Occupation(s) During the Past Five Years:	Maxwell School of Citizenship and Public Affairs
Chairman and Chief Executive Officer (retired 2009)	at Syracuse University.

F. Joseph Loughrey	Thomas J. Higgins
Born 1949. Trustee Since October 2009. Principal	Born 1957. Chief Financial Officer Since September
Occupation(s) During the Past Five Years: President	2008. Principal Occupation(s) During the Past Five
and Chief Operating Officer (retired 2009) and Vice	Years: Principal of The Vanguard Group, Inc.; Chief
Chairman of the Board (2008–2009) of Cummins Inc.	Financial Officer of each of the investment companies
(industrial machinery); Director of SKF AB (industrial	served by The Vanguard Group since 2008; Treasurer
machinery), Hillenbrand, Inc. (specialized consumer	of each of the investment companies served by The
services), the Lumina Foundation for Education, and	Vanguard Group (1998–2008).
Oxfam America; Chairman of the Advisory Council
for the College of Arts and Letters and Member	Kathryn J. Hyatt
of the Advisory Board to the Kellogg Institute for	Born 1955. Treasurer Since November 2008. Principal
International Studies at the University of Notre Dame.	Occupation(s) During the Past Five Years: Principal
of The Vanguard Group, Inc.; Treasurer of each of
André F. Perold	the investment companies served by The Vanguard
Born 1952. Trustee Since December 2004. Principal	Group since 2008; Assistant Treasurer of each of the
Occupation(s) During the Past Five Years: George	investment companies served by The Vanguard Group
Gund Professor of Finance and Banking at the Harvard	(1988–2008).
Business School (retired July 2011); Chief Investment
Officer and co-Managing Partner of HighVista	Heidi Stam
Strategies LLC (private investment firm); Director of	Born 1956. Secretary Since July 2005. Principal
Rand Merchant Bank; Overseer of the Museum of	Occupation(s) During the Past Five Years: Managing
Fine Arts Boston.	Director of The Vanguard Group, Inc., since 2006;
General Counsel of The Vanguard Group since 2005;
Alfred M. Rankin, Jr.	Secretary of The Vanguard Group and of each of the
Born 1941. Trustee Since January 1993. Principal	investment companies served by The Vanguard Group
Occupation(s) During the Past Five Years: Chairman,	since 2005; Director and Senior Vice President of
President, and Chief Executive Officer of NACCO	Vanguard Marketing Corporation since 2005;
Industries, Inc. (forklift trucks/housewares/lignite);	Principal of The Vanguard Group (1997–2006).
Director of Goodrich Corporation (industrial products/
aircraft systems and services) and the National
Association of Manufacturers; Chairman of the	Vanguard Senior Management Team
Federal Reserve Bank of Cleveland; Vice Chairman
of University Hospitals of Cleveland; President of	R. Gregory Barton	Chris D. McIsaac
the Board of The Cleveland Museum of Art.	Mortimer J. Buckley	Michael S. Miller
	Kathleen C. Gubanich	James M. Norris
Peter F. Volanakis	Paul A. Heller	Glenn W. Reed
Born 1955. Trustee Since July 2009. Principal	Martha G. King	George U. Sauter
Occupation(s) During the Past Five Years: President
and Chief Operating Officer (retired 2010) of Corning
Incorporated (communications equipment); Director of	Chairman Emeritus and Senior Advisor
Corning Incorporated (2000–2010) and Dow Corning
(2001–2010); Overseer of the Amos Tuck School of	John J. Brennan
Business Administration at Dartmouth College.	Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Executive Officers
Founder
Glenn Booraem
Born 1967. Controller Since July 2010. Principal	John C. Bogle
Occupation(s) During the Past Five Years: Principal	Chairman and Chief Executive Officer, 1974–1996
of The Vanguard Group, Inc.; Controller of each of
the investment companies served by The Vanguard
Group since 2010; Assistant Controller of each of
the investment companies served by The Vanguard
Group (2001–2010).

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

A registration statement relating to the Target
Fund Information > 800-662-7447	Retirement 2060 Fund has been filed with the
Direct Investor Account Services > 800-662-2739	Securities and Exchange Commission but has not
Institutional Investor Services > 800-523-1036	yet become effective. These securities may not be
Text Telephone for People	sold nor may offers to buy be accepted prior to the
With Hearing Impairment > 800-749-7273	time the registration statement becomes effective.
This communication shall not constitute an offer to
This material may be used in conjunction	sell or the solicitation of an offer to buy, nor shall
with the offering of shares of any Vanguard	there be any sale of, these securities in any state
fund only if preceded or accompanied by	in which such offer, solicitation, or sale would be
the fund’s current prospectus.	unlawful prior to registration or qualification under
the securities laws of any such state.
All comparative mutual fund data are from Lipper Inc. or
Morningstar, Inc., unless otherwise noted.	Copies of the final prospectus can be obtained
from Vanguard. Please note that a preliminary
You can obtain a free copy of Vanguard’s proxy voting	prospectus is subject to change.
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2011 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3080B 112011

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, and Alfred M. Rankin, Jr. Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended September 30, 2011: $206,000
Fiscal Year Ended September 30, 2010: $182,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended September 30, 2011: $3,978,540
Fiscal Year Ended September 30, 2010: $3,607,060

(b) Audit-Related Fees.

Fiscal Year Ended September 30, 2011: $1,341,750
Fiscal Year Ended September 30, 2010: $791,350

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended September 30, 2011: $373,830
Fiscal Year Ended September 30, 2010: $336,090

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended September 30, 2011: $16,000
Fiscal Year Ended September 30, 2010: $16,000

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended September 30, 2011: $389,830
Fiscal Year Ended September 30, 2010: $352,090

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD CHESTER FUNDS

By:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: November 18, 2011

VANGUARD CHESTER FUNDS

By:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER

Date: November 18, 2011

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on November 28, 2011, see file Number 33-23444, Incorporated by Reference.